SCHEDULE 14A (RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE

ACT OF 1934

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TIMOTHY PLAN

(Name of Registrant as Specified in its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

of the

TIMOTHY PLAN CONSERVATIVE GROWTH FUND

1055 Maitland Center Commons

Maitland, FL 32751

Toll Free 800-662-0201

The Timothy Plan (the “Trust”) is holding a special meeting of the shareholders of the Timothy Plan Conservative Growth Fund (the “Special Meeting”) on Friday, April 27, 2007 at 10:00 a.m., Eastern Time. The Special Meeting will be held at the offices of the Trust’s Administrator, Unified Fund Services, Inc., located at 431 N. Pennsylvania Street, Indianapolis, IN 46204.

The Trust is a Delaware business trust, registered with the Securities and Exchange Commission (“SEC”) and operating as an open-end management investment company. The Trust has authorized the division of its shares into various series (“Funds”) and currently offers shares of twelve Funds to the public. The Trust further has authorized the division of its shares into various classes, each with different sales charges and/or ongoing fees. The Timothy Plan Conservative Growth Fund (the “Fund”) offers Class A Shares, which are sold to the public with a front-end sales charge, Class B Shares, which were sold with a contingent deferred sales charge (“CDSC”) which declined to zero over a period of years and an ongoing distribution and servicing (12b-1) fee of 1.00%. Sales of Class B shares have been closed to new investors since May 3, 2004. The Trust also offers Class C shares, which are sold with a contingent deferred sales charge of 1% for the first year and an ongoing distribution and servicing (12b-1) fee of 1.00%.

There is only one item for consideration at the Special Meeting. You and your fellow shareholders are being asked to approve new asset allocation percentages for the Fund which include the addition of two newly created Timothy Plan Funds.

The Fund is a “Fund of Funds” that invests the majority of its assets in other Timothy Plan Funds, in designated percentage ranges. The Timothy Plan Board has authorized the creation and offering of two new Timothy Plan Funds, the Timothy Plan High Yield Bond Fund, and the Timothy Plan International Fund. The Board, after careful consideration, has concluded that including these two new Funds in the Fund’s investment allocations is appropriate. Because the investment allocations for the Fund are fundamental, shareholder approval is being sought for the addition of the new funds and the re-structuring of the allocation model. The details of the proposed fund allocations, and a description of the new funds, are contained in the accompanying proxy materials, and we urge you to read it carefully.

You may vote at the Special Meeting if you are the record owner of shares of the Fund as of the close of business on March 12, 2007. If you attend the Special Meeting, you may vote your shares in person. If you expect to attend the Special Meeting, please call the Trust at 1-800-662-0201 to inform them.

Your vote on this proposal is very important. If you own Fund shares in more than one account of the Trust, you will receive a proxy statement and one proxy card for each of your accounts. You will need to fill out each proxy card in order to vote the shares you hold for each account.

Whether or not you plan to attend the Special Meeting, please fill in, date, sign and return your proxy card(s) in the enclosed postage paid envelope. You may also return your completed proxy card by faxing it to the Trust at 610-232-1777. PLEASE VOTE NOW TO HELP SAVE THE COST OF ADDITIONAL SOLICITATIONS.

As always, we thank you for your confidence and support.

By Order of the Board of Trustees,

Arthur Ally
Chairman

March 19, 2007

THE TIMOTHY PLAN

Special Meeting of the Shareholders of

the

Timothy Plan Conservative Growth Fund

1055 Maitland Center Commons

Maitland, FL 32751

Toll Free 800-662-0201

PROXY STATEMENT

Dated March 19, 2007

SPECIAL MEETING OF SHAREHOLDERS

To be Held on April 27, 2007

Introduction

The Board of Trustees (the “Board”) of the Timothy Plan (the “Trust”) has voted to call a special meeting of all shareholders of the Timothy Plan Conservative Growth Fund (the “Fund”), in order to seek shareholder approval of one proposal relating to the Fund. The Special Meeting will be held at the offices of Unified Fund Services, Inc. (“Unified”), at 10:00 a.m., Eastern Time, on Friday, April 27, 2007. Unified serves as Administrator to the Trust. If you expect to attend the Special Meeting in person, please call the Trust at 1-800-662-0201 to inform them of your intention. This proxy was first mailed to eligible shareholders on or about March 20, 2007.

Items for Consideration

The Special Meeting will be held to consider the following items of business:

*	Approval of a new asset allocation strategy for the Fund, which includes the addition of two newly created Timothy Plan Funds and a restructuring of allocation percentages; and

*	Such other business as may properly come before the shareholders of the Fund.

Eligibility to Vote

If you were the record owner of any shares of the Fund as of the close of business on March 12, 2007 (the “Record Date”), then you are eligible to vote at the Special Meeting. As of the Record Date, the Fund had a total of 4,490,617.792 shares issued and outstanding. Each full share counts as one vote, and fractional shares count as fractional votes.

Voting by Proxy

The simplest and quickest way for you to vote is to complete, sign, date and return the enclosed proxy card(s) in the postage paid envelope provided. The Board urges you to fill out and return your proxy card(s) even if you plan to attend the Special Meeting. Returning your proxy card(s) will not affect your right to attend the Special Meeting and vote.

The Board has named Tara Pierson and Terry Covert as proxies, and their names appear on your proxy card(s). By signing and returning your proxy card(s) to the Trust, you are appointing those persons to vote for you at the Special Meeting. If you fill in and return your proxy card(s) to the Trust in time to vote, one of the appointed proxies will vote your shares as you have directed on your proxy. If you sign and return your proxy card(s), but do not make specific choices, one of the appointed proxies will vote your shares in favor of all items relating to your proxy.

If an additional matter is presented for vote at the Special Meeting, one of the appointed proxies will vote in accordance with his/her best judgment. At the time this proxy statement was printed, the Board was not aware of any other matter that needed to be acted upon at the Special Meeting other than the one Proposal discussed in this proxy statement.

If you appoint a proxy by signing and returning your proxy card(s), you can revoke that appointment at any time before it is exercised. You can revoke your proxy by sending in another proxy with a later date, or by notifying the Trust’s Secretary in writing, that you have revoked your proxy prior to the Special Meeting. The Trust’s Secretary is Mr. Joseph Boatwright and he may be reached at the following address: 1055 Maitland Center Commons, Maitland, FL 32751.

Voting in Person

If you attend the Special Meeting and wish to vote in person, you will be given one ballot for each of your accounts when you arrive. If you have already voted by proxy and wish to vote in person instead, you will be given an opportunity to do so during the Special Meeting. If you attend the Special Meeting, but your shares are held in the name of your broker, bank or other nominee, you must bring with you a letter from that nominee stating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.

Requirement of a Quorum

A quorum is the number of outstanding shares, as of the Record Date, that must be present in person or by proxy in order for the Trust to hold a valid shareholder meeting. The Trust cannot hold a valid shareholder meeting unless there is a quorum of shareholders. For this Special Meeting, 2,245,309.896 (50% + 1) eligible shares of the Fund must be present, in person or by proxy, to constitute a quorum.

Under rules applicable to broker-dealers, if your broker holds your shares in its name, the broker is not allowed to vote your shares unless it has received voting instructions from you. If your broker does not vote your shares because it has not received instructions from you, those shares will be considered broker non-votes. Broker non-votes and abstentions count as present for purposes of establishing a quorum, and count as votes cast against the Proposal.

Required Votes to Approve the Proposal

The affirmative vote of a “majority” of the shares entitled to vote of the Fund, as of the Record Date, are required in order to approve the Proposal. For purposes of approving shareholder proposals, the Investment Company Act of 1940, as amended (the “1940 Act”) defines a “majority” of the outstanding voting securities of a fund as the lesser of (a) the vote of holders of at least 67% of the voting securities of the Fund present in person or by proxy, if more than 50% of such shares are present in person or by proxy; or (b) the vote of holders of more than 50% of the outstanding voting securities of the Fund.

Adjournments

The appointed proxies may propose to adjourn the Special Meeting, either in order to solicit additional proxies or for other purposes. If there is a proposal to adjourn the Special Meeting, the affirmative vote of a majority of the shares present at the Special Meeting, in person or by proxy, is required to approve the adjournment.

Cost Of The Shareholder Meeting And Proxy Solicitation

The Fund is paying the costs of the Special Meeting. Certain of employees of Timothy Partners, Ltd, Investment Adviser and Principal Underwriter to the Fund (“TPL”), or their designees, may be conducting proxy solicitations. TPL will not be charging the Fund for any costs associated with such solicitations.

Who To Call With Questions

Please call the Trust at 1-800-662-0201 with any questions you may have relating to this proxy statement. Also, at your request, the Trust will send you a free copy of its most recent audited annual report, dated December 31, 2006. Simply call the Trust to request a copy of the report, and it will be sent to you within three (3) business days of receipt of your request.

PROPOSAL # 1.	APPROVAL OF NEW ASSET ALLOCATION STRATEGY FOR THE TIMOTHY PLAN CONSERVATIVE GROWTH FUND, WHICH INCLUDES THE ADDITION OF TWO NEWLY CREATED TIMOTHY PLAN FUNDS AND A RESTRUCTURING OF ALLOCATION PERCENTAGES

Background

The Timothy Plan Conservative Growth Fund (the “Fund”) invests the majority of its assets in shares of certain other Timothy Plan Funds (referred to in the prospectus and in this proxy as the Traditional Funds), in accordance with certain specified percentage ranges. The Fund currently offers Class A and Class C shares. Class A shares of the Fund commenced investment operations on October 5, 2000. Class C shares commenced investment operations on February 3, 2004.

Timothy Partners, Ltd. (“TPL”), 1055 Maitland Center Commons, Maitland, FL 32751, serves as investment adviser to the Fund under a written investment advisory agreement approved by the Board and separately ratified by the Fund’s shareholders. The investment advisory agreement with TPL has been in effect since the Fund’s inception in October 2000 and was last renewed by the Board on February 23, 2007.

TPL is a Florida limited partnership organized on December 6, 1993 and is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser. Mr. Arthur D. Ally is President of TPL and is responsible for the day-to-day activities of TPL. Covenant Funds, Inc., a Florida corporation (“CFI”), is the managing general partner of TPL. Mr. Ally also is President and 70% shareholder of CFI. Mr. Ally had over eighteen years experience in the investment industry prior to founding TPL, having worked for Prudential Bache, Shearson Lehman Brothers and Investment Management & Research. In addition to his positions as President of TPL and CFI, Mr. Ally also serves as President and Chairman of the Board of Trustees of the Trust. Mr. Ally does not receive any compensation for his services to the Trust as an officer or Trustee of the Trust, but he does receive compensation from TPL as a result of his ownership interest in TPL and service as an officer and director of TPL.

For its services to the Fund, TPL receives a fee, calculated daily and paid monthly, equal to an annual rate of 0.65% of the average daily net assets of the Fund.

A discussion of the considerations employed by the Board of Trustees at their February 23, 2007 meeting wherein they gave their approval of TPL as Advisor to the Fund will be available in the Trust’s semi-annual report dated June 30, 2007. The semi-annual report will be available upon request at no charge. To receive a semi-annual report, you may request one by calling the fund at 1-800-846-7526, or you may download one at www.timothyplan.com.

The Statement of Additional information for the Trust (“SAI”), dated May 1, 2006, contains additional information about the compensation paid to the portfolio managers, other accounts and account types managed by TPL, and ownership of Fund shares. The SAI is available upon request at no charge. To receive an SAI you may request one by calling the fund at 1-800-846-7526. The SAI is incorporated into this proxy for all purposes as if fully set forth herein.

The Fund’s Current Asset Allocation Structure

The Fund currently invests at least 75% of its assets in the following Traditional Funds according to the following approximate range of percentages:

Timothy Plan Traditional Fund	% of Fund’s Net Assets Invested in Traditional Fund
Small Cap Value Fund	15-20%
Large/Mid Cap Value Fund	25-30%
Large/Mid Cap Growth Fund	15-20%
Fixed Income Fund	25-30%

The Fund normally invests its remaining cash, if any, in the Timothy Plan Money Market Fund. At the time the Fund invests in any commercial paper or repurchase agreements, the issuer must have outstanding debt rated “A” or higher by Moody’s or S&P; the issuer’s parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody’s or A-1 by S&P; or, if no such ratings are available, the investment must be of comparable quality in the opinion of TPL.

TPL determines the specific asset allocation program. On each day that the Fund is open for business, TPL reviews the asset allocation program and reallocates, as necessary, for any new moneys invested in the Fund. In order to achieve its investment objective, the Fund typically allocates its assets, within predetermined percentage ranges, among certain of the Traditional Funds. Even so, the Fund may temporarily exceed one or more of the applicable percentage limits for short periods. The percentages reflect the extent to which the Fund will normally invest in the particular market segment represented by each underlying Traditional Fund, and the varying degrees of potential investment risk and reward represented by the Fund’s investments in those market segments and their corresponding Traditional Funds. TPL may alter these percentage ranges when it deems appropriate. The assets of the Fund will be allocated among the Traditional Funds in accordance with its investment objective, TPL’s outlook for the economy and the financial markets, and the relative market valuations of the Traditional Funds. TPL also reallocates the Fund’s investments in the Traditional Funds at the end of each fiscal quarter to maintain the asset allocation program.

The primary risks of investing in the Fund, as described in the prospectus, are:

General Risk- As with most other mutual funds, you can lose money by investing in the Fund. Share prices fluctuate from day to day, and when you sell your shares, they may be worth less than you paid for them.

Portfolio Risk- The Fund is subject to all of the risks that are inherent in the Traditional Funds in which the Fund invests.

The Fund currently is appropriate for investors who understand the risks of investing in moderately- to aggressively-oriented equity funds and who wish to allocate their investments among multiple funds with a single investment.

The Fund’s Proposed New Asset Allocation Structure

Under the proposed new asset allocation structure, the Fund will invest at least 75% of its assets in the following Traditional Funds according to the following approximate range of percentages:

Timothy Plan Traditional Fund	Proposed % of Fund’s Net Assets Invested in Traditional Fund	Current % of Fund’s Net Assets Invested in Traditional Fund
Small Cap Value Fund	5-15%	15-20%
Large/Mid Cap Value Fund	15-25%	25-30%
Large/Mid Cap Growth Fund	5-15%	15-20%
Fixed Income Fund	20-40%	25-30%
Aggressive Growth	0-10%	0%
High Yield Fund	5-15%	0%
International Fund	10-20%	0%

The Fund will continue to normally invest its remaining cash, if any, in the Timothy Plan Money Market Fund, and will continue to pursue its investment objective in the manner described above.

The primary risks of investing in the Fund under the new allocation program are the same as described above, but because the Fund will be investing in two new Traditional Funds, information concerning the investment strategies and risks of those two funds is described below to allow you to understand the underlying risks of those two funds.

Timothy Plan High Yield Fund

Investment objective

To generate a high level of current income.

Primary investment strategies

*

To achieve its goal, the Fund normally invests in a diversified portfolio of debt securities. These include corporate bonds, convertible securities and preferred securities. The investment manager will generally purchase securities for the Fund that are not investment grade, meaning securities with a rating of “BBB” or lower as rated by Standard & Poor’s or a comparable rating by another nationally recognized rating agency. The Fund may also invest in debt securities that have not been rated by one of the major rating agencies, so long as the Fund’s investment manager has determined that the security is of comparable credit quality to similar rated securities. The Fund has adopted a non-fundamental investment policy that under normal circumstances will invest at least 80% of its assets in fixed income securities. This policy may not be changed without at least 60 days prior written notice to Fund shareholders.

*	In managing its portfolio, the Fund’s investment manager concentrates on sector analysis, industry allocation and securities selection, deciding which types of bonds and industries to emphasize at a given time, and then which individual bonds to buy. The Fund attempts to anticipate shifts in the business cycle in determining types of bonds and industry sectors to target. In choosing individual securities, the Fund seeks out securities that appear to be undervalued within the emphasized industry sector.

Primary risks

1.	General Risk- As with most other mutual funds, you can lose money by investing in this Fund. Share prices fluctuate from day to day, and when you sell your shares, they may be worth less than you paid for them.

2.	Interest Rate Risk- When interest rates rise, bond prices fall; the higher the Fund’s duration (a calculation reflecting time risk, taking into account both the average maturity of the Fund’s portfolio and its average coupon return), the more sensitive the Fund is to interest rate risk.

3.	Credit Risk- The Fund could lose money if any bonds it owns are downgraded in credit rating or go into default. The degree of risk for a particular security may be reflected in its credit rating. Bonds rated at the time of purchase BBB or lower by Standard & Poor’s or, unrated, but determined to be of comparable quality by the investment manager, are subject to greater market risk and credit risk, or loss of principal and interest, than higher-rated securities.

4.	Sector Risk- If certain industry sectors or types of securities don’t perform as well as the Fund expects, the Fund’s performance could suffer.

5.	Excluded Security Risk- Because the Fund does not invest in Excluded Securities, and will divest itself securities that are subsequently discovered to be ineligible, the Fund may be riskier than other Funds that invest in a broader array of securities.

Definition of “Excluded Securities”. The Timothy Plan believes that it has a responsibility to invest in a moral and ethical manner. Accordingly, none of our Funds invest in any company that is involved in the business of alcohol production, tobacco production, or casino gambling, or which is involved, either directly or indirectly, in abortion or pornography, or promoting anti-family entertainment or alternative lifestyles. Securities issued by companies engaged in these prohibited activities are excluded from the Funds’ portfolios and are referred to as “Excluded Securities.” Under a zero-tolerance policy, Excluded Securities will not be purchased by any of our Funds. TPL is responsible for determining those securities that are Excluded Securities, and reserves the right to exclude investments, in its best judgment, in other companies whose practices may not fall within the exclusions described above, but nevertheless could be found offensive to basic, traditional Judeo-Christian values. Further, if a company whose securities are being held by one of our Funds is discovered to be engaging in a prohibited practice, that security will immediately be sold.

Timothy Plan International Fund

Investment objective

Long-term growth of capital.

Primary investment strategies

*	Normally investing at least 80% of the Fund’s total assets in the common stock and similar securities of foreign companies through the purchase of American Depository Receipts (ADR’s);

*	Investing in ADR’s without regard to market capitalizations;

*	Investing its assets in the ADR’s of companies which the Fund’s investment manager believes show a high probability for superior growth; and

*	Allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole.

American Depository Receipts (ADR’s)

ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. The Fund may purchase ADRs whether they are “sponsored” or “unsponsored”. “Sponsored” ADRs are issued jointly by the issuer of the underlying security and a depository. “Unsponsored” ADRs are issued without participation of the issuer of the deposited security. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect to the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR. ADRs may result in a withholding tax by the foreign country of source, which will have the effect of reducing the income distributable to shareholders.

Primary risks

1.	General Risk- As with most other mutual funds, you can lose money by investing in this Fund. Share prices fluctuate from day to day, and when you sell your shares, they may be worth less than you paid for them.

2.	Stock Market Risk- The Fund is an equity fund, so it is subject to the risks inherent in the stock market in general. The stock market is cyclical, with prices generally rising and falling over periods of time. Some of these price cycles can be pronounced and last for a long time.

3.	Foreign Risk- The Fund’s investments in foreign securities may experience more rapid and extreme changes in value than funds with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a smaller number of industries. Foreign issuers are not subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Fund’s investments in a foreign country.

4.	Issuer- Specific Changes- The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

5.	Currency Risk- Because the securities represented by ADR’s are foreign stocks denominated in non-U.S. currency, there is a risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the Fund’s investments in foreign securities.

6.	Larger Company Investing Risk- Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Also, larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

7.	Smaller Company Investing Risk- Investing in smaller companies often involves greater risk than investing in larger companies. Smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. The securities of smaller companies, therefore, tend to be more volatile than the securities of larger, more established companies. Smaller company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if a Fund wants to sell a large quantity of a small-sized company’s stock, it may have to sell at a lower price than would otherwise be indicated, or it may have to sell in smaller than desired quantities over an increased time period.

(8)	Excluded Security Risk- Because the Fund does not invest in Excluded Securities, and will divest itself securities that are subsequently discovered to be ineligible, the Fund may be riskier than other Funds that invest in a broader array of securities.

(9)	Growth Risks- The Fund invests in companies that appear to be growth-oriented companies. Growth companies are companies that the Fund’s investment manager believes will have revenue and earnings that grow faster than the economy as a whole, offering above-average prospects for capital appreciation and little or no emphasis on dividend income. If the investment manager’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

(10)	Portfolio Turnover- The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Fund may experience high portfolio turnover. Increased portfolio turnover may result in higher costs for brokerage commissions and other transaction costs and may also result in taxable capital gains.

Board Considerations

On February 23, 2007, the Fund’s Board of Trustees held a regular Quarterly meeting to consider, among its stated business, the new Traditional Funds proposed to be created and the alteration of the Fund’s asset allocation model to include those funds.

During its deliberations, the Board heard a presentation by representatives of UBS PRIME Consultant and TPL relating to the new funds and the Fund. The Board discussed the potential benefits and costs associated with the proposals, and considered material relating to each.

Based on the Board’s review and UBS and TPL’s recommendation, the Board unanimously voted to approve both the addition of the two new Traditional Funds and the alteration of the asset allocation model for the Fund and to seek shareholder approval of the asset allocation model changes.

Financial Effect on the Fund

If you and your fellow shareholders approve the Fund’s proposed asset allocation model amendment, the fees paid by shareholders of the Fund will remain exactly the same. However, you should be aware that if you approve the Proposal, shares of underlying Traditional Funds in the Fund will be sold in order to allow for the re-allocation, and there may be adverse tax consequences resulting from the re-allocation, specifically, the incurring of capital gains.

If the Fund’s shareholders do not approve this Proposal, the Trust will consider other alternatives.

Board Recommendation

The Fund’s Board of Trustees, including the independent Trustees, unanimously recommends that you vote “For” the Proposal.

OTHER INFORMATION

UNDERWRITER

Timothy Partners, Ltd. (“TPL”) 1055 Maitland Center Commons, Maitland, FL 32751, in addition to serving as investment adviser to the Fund, also serves as principal underwriter to the Trust’s shares. TPL is a broker/dealer registered as such with the Securities and Exchange Commission and is a member in good standing of the National Association of Securities Dealers.

TPL is not directly compensated by the Trust for its distribution services. However, TPL generally retains dealer concessions on sales of Class A Fund shares as set forth in the Trust’s prospectus and may retain some or all of the fees paid by the Fund’s pursuant to 12b-1 Plans of Distribution. With respect to Class A shares, TPL may pay some or all of the dealer concession to selling brokers and dealers from time to time, at its discretion. A broker or dealer who receives more than 90% of a selling commission may be considered an “underwriter” under federal law. With respect to both Class A and Class B shares, TPL may pay some or all of the collected 12b-1 fees to selling brokers and dealers from time to time, at its discretion

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTING

Unified Fund Services, Inc., 431 N. Pennsylvania Avenue, Indianapolis, IN 46204, provides administrative, transfer agent, and accounting services to the Fund pursuant to a written agreement with the Trust, dated December 1, 2006.

PROPOSALS OF SHAREHOLDERS

As a Delaware Business Trust, the Trust is not required to hold annual shareholder meetings, but will hold special meetings as required or deemed desirable. Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next shareholders meeting cannot be provided. Any shareholder proposal that may properly be included in the proxy solicitation material for a special shareholder meeting must be received by the Trust no later than four months prior to the date when proxy statements are mailed to shareholders.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board is not aware of any matters that will be presented for action at the meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust.

FINANCIAL STATEMENTS

The financial statements for each Fund and the Trust are incorporated herein by reference to the Trust’s unaudited semi-annual financial report, dated June 30, 2006, and the Trust’s audited annual financial report, dated December 31, 2006.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

EXHIBIT A

TOTAL OUTSTANDING SHARES

OF THE FUND, BY CLASS AND TOTAL

As of March 12, 2007

Class A	Class B	Class C	Total
2,969,375.665	953,829.032	567,413.095	4,490,617.792

HOLDERS OF MORE THAN

5% OF THE FUND’S SHARES

As of March 12, 2007

Name & Address of Shareholder	Share Class	No. of Shares	% of Share Class	% of Total Fund Shares
Donaldson, Lufkin & Jenrette, FBO Client Accts. PO Box 2052 Jersey City, NJ 07303-9998	Class A	201,704.890	6.79%	4.49%

National Financial Securities Corp., FBO Client Accts. 2925 Professional Place, Suite 201,704.89 Colorado Springs, CO 80904	Class A	366,654.351	12.35%	8.17%

Pershing Securities, FBO Client Accts. PO Box 2052 Jersey City, NJ 07303-9998	Class B	238,884.454	25.04%	5.32%

National Financial Securities Corp., FBO Client Accts. 300 South Marion Street Cardington, OH 43315	Class B	110,662.2160	11.60%	2.46%

Donaldson, Lufkin & Jenrette, FBO Client Accts. PO Box 2052 Jersey City, NJ 07303-9998	Class C	104,246.562	18.37%	2.32%

Timothy Plan Officer/Director Ownership of Fund Shares

As of March 12, 2007

Name	Dollar Range of Shares Owned in Individual Funds	Dollar Range of Shares Owned, All Funds
Arthur D. Ally, Interested Trustee, President, Treasurer

Small Cap Value- $1 to $10,000

Large Mid Cap Value- $1 to $10,000

Fixed Income- $1 to $10,000

Conservative Growth- $1 to $10,000

Strategic Growth- $1 to $10,000

Aggressive Growth- $1 to $10,000

Large Mid Growth- $1 to $10,000

$1 to $10,000

Joseph Boatwright, Interested Trustee, Secretary

Small Cap Value- $50,001 to $100,000

Large Mid Cap Value- $50,001 to $100,000

Strategic Growth- Over $100,000

Conservative Growth- $50,001 to $100,000

Fixed Income- $50,001 to $100,000

Money Market Fund- $1 to $10,000

Over $100,000

Mathew Staver, Interested Trustee	Small Cap Value A $50,001 to $100,000 Strategic Growth A $1 to $10,000 Small Cap B $1 to $10,000	$50,001 to $100,000

Charles Nelson, Independent Trustee	None	None

Wesley Pennington, Independent Trustee	Small Cap Value- $10,001 to $50,000 Large Mid Cap Value- $10,001 to $50,000	$10,001 to $50,000

Scott Preissler, Independent Trustee	None	None

Alan Ross, Independent Trustee	None	None

Kathryn T. Martinez, Independent Trustee	None	None

Richard W. Copeland, Independent Trustee	None	None

William W. Johnson, Independent Trustee	None	None

John C. Mulder, Independent Trustee	**Conservative Growth- $10,001 to $50,000 **Fixed Income- $10,001 to $50,000 **Trustee on account	$10,001 to $50,000

David J. Tolliver, Independent Trustee	Small Cap Value- $10,001 to $50,000	$10,001 to $50,000

BALLOT

TIMOTHY PLAN CONSERVATIVE GROWTH FUND SHAREHOLDERS ONLY!

Proposal # 1.	Approve the new asset allocation strategy for the Timothy Plan Conservative Growth Fund, which includes the addition of two newly created Timothy Plan Funds and a restructuring of allocation percentages

For	Against	Abstain
☐	☐	☐

Signature(s)

All registered owners of account shown to the left must sign. If signing for a corporation, estate or trust, please indicate your capacity or title.

X
Signature	Date

X
Signature	Date

PLEASE VOTE TODAY!

Please vote all issues shown on your ballot.

Please vote on each issue using blue or black ink to mark an X in one of the three boxes provided on each ballot. On all Items, mark — For, Against or Abstain. Then sign, date and return your ballot in the accompanying postage-paid envelope. All registered owners of an account, as shown in the address on the ballot, must sign the ballot. If you are signing for a corporation, trust or estate, please indicate your title or position.

THANK YOU FOR MAILING YOUR BALLOT PROMPTLY!

Your vote is needed! Please vote on the reverse side of this form and sign in the space provided. Return your completed proxy in the enclosed envelope today.

You may receive additional proxy cards for your other accounts with the Trust. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to help save the cost of additional mailings.

The signers of this proxy hereby appoint Tara Pierson and Terry Covert, and each of them, attorneys and proxies, with power of substitution in each, to vote all shares for the signers at the special meeting of shareholders to be held April 16, 2007, and at any adjournments thereof, as specified herein, and in accordance with their best judgment, on any other business that may properly come before this meeting.

Your shares will be voted in accordance with your designations on this proxy. If no specification is made herein, all shares will be voted “FOR” the proposals set forth on this proxy. The proxy is solicited by the Board of Trustees of the Trust which recommends a vote “FOR” each Proposal.

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant ☒                            Filed by a party other than the registrant ☐

Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive proxy statement

☐	Definitive additional materials

☐	Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

TIMOTHY PLAN

(Name of Registrant as Specified in its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

6.	Amount Previously Paid:

7.	Form, Schedule or Registration Statement No.:

8.	Filing Party:

9.	Date Filed:

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

of the

TIMOTHY PLAN CONSERVATIVE GROWTH PORTFOLIO VARIABLE SERIES

1055 Maitland Center Commons

Maitland, FL 32751

Toll Free 800-662-0201

The Timothy Plan (the “Trust”) is holding a special meeting of the shareholders of the Timothy Plan Conservative Growth Portfolio Variable Series (the “Special Meeting”) on Friday, April 27, 2007 at 10:00 a.m., Eastern Time. The Special Meeting will be held at the offices of the Trust’s Administrator, Unified Fund Services, Inc., located at 431 N. Pennsylvania Street, Indianapolis, IN 46204.

The Trust is a Delaware business trust, registered with the Securities and Exchange Commission (“SEC”) and operating as an open-end management investment company. The Trust has authorized the division of its shares into various series (“Funds”) and currently offers shares of twelve Funds to the public. The Trust further has authorized the division of its shares into various classes, each with different sales charges and/or ongoing fees. The Timothy Plan Conservative Growth Portfolio Variable Series (the “Fund”) offers shares only to separate accounts established by various insurance companies and to certain eligible qualified retirement plans. The Fund is intended to serve as an investment vehicle for variable life insurance, variable annuity and group annuity products of insurance companies or qualified plans. The general public may not directly purchase shares of the Fund.

There is only one item for consideration at the Special Meeting. You and your fellow shareholders are being asked to approve new asset allocation percentages for the Fund which include the addition of two newly created Timothy Plan Funds.

The Fund is a “Fund of Funds” that invests the majority of its assets in other Timothy Plan Funds, in designated percentage ranges. The Timothy Plan Board has authorized the creation and offering of two new Timothy Plan Funds, the Timothy Plan High Yield Bond Fund, and the Timothy Plan International Fund. The Board, after careful consideration, has concluded that including these two new Funds in the Fund’s investment allocations is appropriate. Because the investment allocations for the Fund are fundamental, shareholder approval is being sought for the addition of the new funds and the re-structuring of the allocation model. The details of the proposed fund allocations, and a description of the new funds, are contained in the accompanying proxy materials, and we urge you to read it carefully.

You may vote at the Special Meeting if you are the record owner of shares of the Fund as of the close of business on March 12, 2007. If you attend the Special Meeting, you may vote your shares in person. If you expect to attend the Special Meeting, please call the Trust at 1-800-662-0201 to inform them.

Your vote on this proposal is very important. If you own Fund shares in more than one account of the Trust, you will receive a proxy statement and one proxy card for each of your accounts. You will need to fill out each proxy card in order to vote the shares you hold for each account.

Whether or not you plan to attend the Special Meeting, please fill in, date, sign and return your proxy card(s) in the enclosed postage paid envelope. You may also return your completed proxy card by faxing it to the Trust at 610-232-1777. PLEASE VOTE NOW TO HELP SAVE THE COST OF ADDITIONAL SOLICITATIONS.

As always, we thank you for your confidence and support.

By Order of the Board of Trustees,

Arthur Ally Chairman

March 19, 2007

THE TIMOTHY PLAN

Special Meeting of the Shareholders of

the

Timothy Plan Conservative Growth Portfolio Variable Series

1055 Maitland Center Commons

Maitland, FL 32751

Toll Free 800-662-0201

PROXY STATEMENT

Dated March 19, 2007

SPECIAL MEETING OF SHAREHOLDERS

To be Held on April 27, 2007

Introduction

The Board of Trustees (the “Board”) of the Timothy Plan (the “Trust”) has voted to call a special meeting of all shareholders of the Timothy Plan Conservative Growth Portfolio Variable Series (the “Fund”), in order to seek shareholder approval of one proposal relating to the Fund. The Special Meeting will be held at the offices of Unified Fund Services, Inc. (“Unified”), at 10:00 a.m., Eastern Time, on Friday, April 27, 2007. Unified serves as Administrator to the Trust. If you expect to attend the Special Meeting in person, please call the Trust at 1-800-662-0201 to inform them of your intention. This proxy was first mailed to eligible shareholders on or about March 20, 2007.

Items for Consideration

The Special Meeting will be held to consider the following items of business:

•	Approval of a new asset allocation strategy for the Fund, which includes the addition of two newly created Timothy Plan Funds and a restructuring of allocation percentages; and

•	Such other business as may properly come before the shareholders of the Fund.

Eligibility to Vote

If you were the record owner of any shares of the Fund as of the close of business on March 12, 2007 (the “Record Date”), then you are eligible to vote at the Special Meeting. As of the Record Date, the Fund had a total of 2,419,304.589 shares issued and outstanding. Each full share counts as one vote, and fractional shares count as fractional votes.

Voting by Proxy

The simplest and quickest way for you to vote is to complete, sign, date and return the enclosed proxy card(s) in the postage paid envelope provided. The Board urges you to fill out and return your proxy card(s) even if you plan to attend the Special Meeting. Returning your proxy card(s) will not affect your right to attend the Special Meeting and vote.

The Board has named Tara Pierson and Terry Covert as proxies, and their names appear on your proxy card(s). By signing and returning your proxy card(s) to the Trust, you are appointing those persons to vote for you at the Special Meeting. If you fill in and return your proxy card(s) to the Trust in time to vote, one of the appointed proxies will vote your shares as you have directed on your proxy. If you sign and return your proxy card(s), but do not make specific choices, one of the appointed proxies will vote your shares in favor of all items relating to your proxy.

If an additional matter is presented for vote at the Special Meeting, one of the appointed proxies will vote in accordance with his/her best judgment. At the time this proxy statement was printed, the Board was not aware of any other matter that needed to be acted upon at the Special Meeting other than the one Proposal discussed in this proxy statement.

If you appoint a proxy by signing and returning your proxy card(s), you can revoke that appointment at any time before it is exercised. You can revoke your proxy by sending in another proxy with a later date, or by notifying the Trust’s Secretary in writing, that you have revoked your proxy prior to the Special Meeting. The Trust’s Secretary is Mr. Joseph Boatwright and he may be reached at the following address: 1055 Maitland Center Commons, Maitland, FL 32751.

Voting in Person

If you attend the Special Meeting and wish to vote in person, you will be given one ballot for each of your accounts when you arrive. If you have already voted by proxy and wish to vote in person instead, you will be given an opportunity to do so during the Special Meeting. If you attend the Special Meeting, but your shares are held in the name of your broker, bank or other nominee, you must bring with you a letter from that nominee stating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.

Requirement of a Quorum

A quorum is the number of outstanding shares, as of the Record Date, that must be present in person or by proxy in order for the Trust to hold a valid shareholder meeting. The Trust cannot hold a valid shareholder meeting unless there is a quorum of shareholders. For this Special Meeting, 1,209,653.294 (50% + 1) eligible shares of the Fund must be present, in person or by proxy, to constitute a quorum.

Under rules applicable to broker-dealers, if your broker holds your shares in its name, the broker is not allowed to vote your shares unless it has received voting instructions from you. If your broker does not vote your shares because it has not received instructions from you, those shares will be considered broker non-votes. Broker non-votes and abstentions count as present for purposes of establishing a quorum, and count as votes cast against the Proposal.

Required Votes to Approve the Proposal

The affirmative vote of a “majority” of the shares entitled to vote of the Fund, as of the Record Date, are required in order to approve the Proposal. For purposes of approving shareholder proposals, the Investment Company Act of 1940, as amended (the “1940 Act”) defines a “majority” of the outstanding voting securities of a fund as the lesser of (a) the vote of holders of at least 67% of the voting securities of the Fund present in person or by proxy, if more than 50% of such shares are present in person or by proxy; or (b) the vote of holders of more than 50% of the outstanding voting securities of the Fund.

Adjournments

The appointed proxies may propose to adjourn the Special Meeting, either in order to solicit additional proxies or for other purposes. If there is a proposal to adjourn the Special Meeting, the affirmative vote of a majority of the shares present at the Special Meeting, in person or by proxy, is required to approve the adjournment.

Cost Of The Shareholder Meeting And Proxy Solicitation

The Fund is paying the costs of the Special Meeting. Certain of employees of Timothy Partners, Ltd, Investment Adviser and Principal Underwriter to the Fund (“TPL”), or their designees, may be conducting proxy solicitations. TPL will not be charging the Fund for any costs associated with such solicitations.

Who To Call With Questions

Please call the Trust at 1-800-662-0201 with any questions you may have relating to this proxy statement. Also, at your request, the Trust will send you a free copy of its most recent audited annual report, dated December 31, 2006. Simply call the Trust to request a copy of the report, and it will be sent to you within three (3) business days of receipt of your request.

PROPOSAL # 1.	APPROVAL OF NEW ASSET ALLOCATION STRATEGY FOR THE TIMOTHY PLAN CONSERVATIVE GROWTH PORTFOLIO VARIABLE SERIES, WHICH INCLUDES THE ADDITION OF TWO NEWLY CREATED TIMOTHY PLAN FUNDS AND A RESTRUCTURING OF ALLOCATION PERCENTAGES

Background

The Timothy Plan Conservative Growth Portfolio Variable Series (the “Fund”) invests the majority of its assets in shares of certain other Timothy Plan Funds (referred to in the prospectus and in this proxy as the Traditional Funds), in accordance with certain specified percentage ranges. The Fund currently offers shares only to separate accounts established by various insurance companies and to certain eligible qualified retirement plans. The Fund is intended to serve as an investment vehicle for variable life insurance, variable annuity and group annuity products of insurance companies or qualified plans. The general public may not directly purchase shares of the Fund. The Fund commenced investment operations on May 1, 2002.

Timothy Partners, Ltd. (“TPL”), 1055 Maitland Center Commons, Maitland, FL 32751, serves as investment adviser to the Fund under a written investment advisory agreement approved by the Board and separately ratified by the Fund’s shareholders. The investment advisory agreement with TPL has been in effect since the Fund’s inception in October 2000 and was last renewed by the Board on February 23, 2007.

TPL is a Florida limited partnership organized on December 6, 1993 and is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser. Mr. Arthur D. Ally is President of TPL and is responsible for the day-to-day activities of TPL. Covenant Funds, Inc., a Florida corporation (“CFI”), is the managing general partner of TPL. Mr. Ally also is President and 70% shareholder of CFI. Mr. Ally had over eighteen years experience in the investment industry prior to founding TPL, having worked for Prudential Bache, Shearson Lehman Brothers and Investment Management & Research. In addition to his positions as President of TPL and CFI, Mr. Ally also serves as President and Chairman of the Board of Trustees of the Trust. Mr. Ally does not receive any compensation for his services to the Trust as an officer or Trustee of the Trust, but he does receive compensation from TPL as a result of his ownership interest in TPL and service as an officer and director of TPL.

For its services to the Fund, TPL receives a fee, calculated daily and paid monthly, equal to an annual rate of 0.65% of the average daily net assets of the Fund.

A discussion of the considerations employed by the Board of Trustees at their February 23, 2007 meeting wherein they gave their approval of TPL as Advisor to the Fund will be available in the Trust’s semi-annual report dated June 30, 2007. The semi-annual report will be available upon request at no charge. To receive a semi-annual report, you may request one by calling the fund at 1-800-846-7526, or you may download one at www.timothyplan.com.

The Statement of Additional information for the Trust (“SAI”), dated May 1, 2006, contains additional information about the compensation paid to the portfolio managers, other accounts and account types managed by TPL, and ownership of Fund shares. The SAI is available upon request at no charge. To receive an SAI you may request one by calling the fund at 1-800-846-7526. The SAI is incorporated into this proxy for all purposes as if fully set forth herein.

The Fund’s Current Asset Allocation Structure

The Fund currently invests at least 75% of its assets in the following Traditional Funds according to the following approximate range of percentages:

Timothy Plan Traditional Fund	% of Fund’s Net Assets Invested in Traditional Fund
Small Cap Value Fund	15-20%
Large/Mid Cap Value Fund	25-30%
Large/Mid Cap Growth Fund	15-20%
Fixed Income Fund	25-30%

The Fund normally invests its remaining cash, if any, in the Timothy Plan Money Market Fund. At the time the Fund invests in any commercial paper or repurchase agreements, the issuer must have outstanding debt rated “A” or higher by Moody’s or S&P; the issuer’s parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody’s or A-1 by S&P; or, if no such ratings are available, the investment must be of comparable quality in the opinion of TPL.

TPL determines the specific asset allocation program. On each day that the Fund is open for business, TPL reviews the asset allocation program and reallocates, as necessary, for any new moneys invested in the Fund. In order to achieve its investment objective, the Fund typically allocates its assets, within predetermined percentage ranges, among certain of the Traditional Funds. Even so, the Fund may temporarily exceed one or more of the applicable percentage limits for short periods. The percentages reflect the extent to which the Fund will normally invest in the particular market segment represented by each underlying Traditional Fund, and the varying degrees of potential investment risk and reward represented by the Fund’s investments in those market segments and their corresponding Traditional Funds. TPL may alter these percentage ranges when it deems appropriate. The assets of the Fund will be allocated among the Traditional Funds in accordance with its investment objective, TPL’s outlook for the economy and the financial markets, and the relative market valuations of the Traditional Funds. TPL also reallocates the Fund’s investments in the Traditional Funds at the end of each fiscal quarter to maintain the asset allocation program.

The primary risks of investing in the Fund, as described in the prospectus, are:

General Risk- As with most other mutual funds, you can lose money by investing in the Fund. Share prices fluctuate from day to day, and when you sell your shares, they may be worth less than you paid for them.

Portfolio Risk- The Fund is subject to all of the risks that are inherent in the Traditional Funds in which the Fund invests.

The Fund currently is appropriate for investors who understand the risks of investing in moderately- to aggressively-oriented equity funds and who wish to allocate their investments among multiple funds with a single investment.

The Fund’s Proposed New Asset Allocation Structure

Under the proposed new asset allocation structure, the Fund will invest at least 75% of its assets in the following Traditional Funds according to the following approximate range of percentages:

Timothy Plan Traditional Fund	Proposed % of Fund’s Net Assets Invested in Traditional Fund	Current % of Fund’s Net Assets Invested in Traditional Fund
Small Cap Value Fund	5-15%	15-20%
Large/Mid Cap Value Fund	15-25%	25-30%
Large/Mid Cap Growth Fund	5-15%	15-20%
Fixed Income Fund	20-40%	25-30%
Aggressive Growth	0-10%	0%
High Yield Fund	5-15%	0%
International Fund	10-20%	0%

The Fund will continue to normally invest its remaining cash, if any, in the Timothy Plan Money Market Fund, and will continue to pursue its investment objective in the manner described above.

The primary risks of investing in the Fund under the new allocation program are the same as described above, but because the Fund will be investing in two new Traditional Funds, information concerning the investment strategies and risks of those two funds is described below to allow you to understand the underlying risks of those two funds.

Timothy Plan High Yield Fund

Investment objective

To generate a high level of current income.

Primary investment strategies

•

To achieve its goal, the Fund normally invests in a diversified portfolio of debt securities. These include corporate bonds, convertible securities and preferred securities. The investment manager will generally purchase securities for the Fund that are not investment grade, meaning securities with a rating of “BBB” or lower as rated by Standard & Poor’s or a comparable rating by another nationally recognized rating agency. The Fund may also invest in debt securities that have not been rated by one of the major rating agencies, so long as the Fund’s investment manager has determined that the security is of comparable credit quality to similar rated securities. The Fund has adopted a non-fundamental investment policy that under normal circumstances will invest at least 80% of its assets in fixed income securities. This policy may not be changed without at least 60 days prior written notice to Fund shareholders.

•

In managing its portfolio, the Fund’s investment manager concentrates on sector analysis, industry allocation and securities selection, deciding which types of bonds and industries to emphasize at a given time, and then which individual bonds to buy. The Fund attempts to anticipate shifts in the business cycle in determining types of bonds and industry sectors to target. In choosing individual securities, the Fund seeks out securities that appear to be undervalued within the emphasized industry sector.

Primary risks

1.	General Risk- As with most other mutual funds, you can lose money by investing in this Fund. Share prices fluctuate from day to day, and when you sell your shares, they may be worth less than you paid for them.

2.	Interest Rate Risk- When interest rates rise, bond prices fall; the higher the Fund’s duration (a calculation reflecting time risk, taking into account both the average maturity of the Fund’s portfolio and its average coupon return), the more sensitive the Fund is to interest rate risk.

3.	Credit Risk- The Fund could lose money if any bonds it owns are downgraded in credit rating or go into default. The degree of risk for a particular security may be reflected in its credit rating. Bonds rated at the time of purchase BBB or lower by Standard & Poor’s or, unrated, but determined to be of comparable quality by the investment manager, are subject to greater market risk and credit risk, or loss of principal and interest, than higher-rated securities.

4.	Sector Risk- If certain industry sectors or types of securities don’t perform as well as the Fund expects, the Fund’s performance could suffer.

5.	Excluded Security Risk- Because the Fund does not invest in Excluded Securities, and will divest itself securities that are subsequently discovered to be ineligible, the Fund may be riskier than other Funds that invest in a broader array of securities.

Definition of “Excluded Securities”. The Timothy Plan believes that it has a responsibility to invest in a moral and ethical manner. Accordingly, none of our Funds invest in any company that is involved in the business of alcohol production, tobacco production, or casino gambling, or which is involved, either directly or indirectly, in abortion or pornography, or promoting anti-family entertainment or alternative lifestyles. Securities issued by companies engaged in these prohibited activities are excluded from the Funds’ portfolios and are referred to as “Excluded Securities.” Under a zero-tolerance policy, Excluded Securities will not be purchased by any of our Funds. TPL is responsible for determining those securities that are Excluded Securities, and reserves the right to exclude investments, in its best judgment, in other companies whose practices may not fall within the exclusions described above, but nevertheless could be found offensive to basic, traditional Judeo-Christian values. Further, if a company whose securities are being held by one of our Funds is discovered to be engaging in a prohibited practice, that security will immediately be sold.

Timothy Plan International Fund

Investment objective

Long-term growth of capital.

Primary investment strategies

•	Normally investing at least 80% of the Fund’s total assets in the common stock and similar securities of foreign companies through the purchase of American Depository Receipts (ADR’s);

•	Investing in ADR’s without regard to market capitalizations;

•	Investing its assets in the ADR’s of companies which the Fund’s investment manager believes show a high probability for superior growth; and

•	Allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole.

American Depository Receipts (ADR’s)

ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. The Fund may purchase ADRs whether they are “sponsored” or “unsponsored”. “Sponsored” ADRs are issued jointly by the issuer of the underlying security and a depository. “Unsponsored” ADRs are issued without participation of the issuer of the deposited security.

Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect to the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR. ADRs may result in a withholding tax by the foreign country of source, which will have the effect of reducing the income distributable to shareholders.

Primary risks

1.	General Risk- As with most other mutual funds, you can lose money by investing in this Fund. Share prices fluctuate from day to day, and when you sell your shares, they may be worth less than you paid for them.

2.	Stock Market Risk- The Fund is an equity fund, so it is subject to the risks inherent in the stock market in general. The stock market is cyclical, with prices generally rising and falling over periods of time. Some of these price cycles can be pronounced and last for a long time.

3.	Foreign Risk- The Fund’s investments in foreign securities may experience more rapid and extreme changes in value than funds with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a smaller number of industries. Foreign issuers are not subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Fund’s investments in a foreign country.

4.	Issuer- Specific Changes- The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

5.	Currency Risk- Because the securities represented by ADR’s are foreign stocks denominated in non-U.S. currency, there is a risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the Fund’s investments in foreign securities.

6.	Larger Company Investing Risk- Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Also, larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

7.	Smaller Company Investing Risk- Investing in smaller companies often involves greater risk than investing in larger companies. Smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. The securities of smaller companies, therefore, tend to be more volatile than the securities of larger, more established companies. Smaller company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if a Fund wants to sell a large quantity of a small-sized company’s stock, it may have to sell at a lower price than would otherwise be indicated, or it may have to sell in smaller than desired quantities over an increased time period.

8.	Excluded Security Risk- Because the Fund does not invest in Excluded Securities, and will divest itself securities that are subsequently discovered to be ineligible, the Fund may be riskier than other Funds that invest in a broader array of securities.

9.	Growth Risks- The Fund invests in companies that appear to be growth-oriented companies. Growth companies are companies that the Fund’s investment manager believes will have revenue and earnings that grow faster than the economy as a whole, offering above-average prospects for capital appreciation and little or no emphasis on dividend income. If the investment manager’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

10.	Portfolio Turnover- The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Fund may experience high portfolio turnover. Increased portfolio turnover may result in higher costs for brokerage commissions and other transaction costs and may also result in taxable capital gains.

Board Considerations

On February 23, 2007, the Fund’s Board of Trustees held a regular Quarterly meeting to consider, among its stated business, the new Traditional Funds proposed to be created and the alteration of the Fund’s asset allocation model to include those funds.

During its deliberations, the Board heard a presentation by representatives of UBS PRIME Consultant and TPL relating to the new funds and the Fund. The Board discussed the potential benefits and costs associated with the proposals, and considered material relating to each.

Based on the Board’s review and UBS and TPL’s recommendation, the Board unanimously voted to approve both the addition of the two new Traditional Funds and the alteration of the asset allocation model for the Fund and to seek shareholder approval of the asset allocation model changes.

Financial Effect on the Fund

If you and your fellow shareholders approve the Fund’s proposed asset allocation model amendment, the fees paid by shareholders of the Fund will remain exactly the same. However, you should be aware that if you approve the Proposal, shares of underlying Traditional Funds in the Fund will be sold in order to allow for the re-allocation, and there may be adverse tax consequences resulting from the re-allocation, specifically, the incurring of capital gains.

If the Fund’s shareholders do not approve this Proposal, the Trust will consider other alternatives.

Board Recommendation

The Fund’s Board of Trustees, including the independent Trustees, unanimously recommends that you vote “For” the Proposal.

OTHER INFORMATION

UNDERWRITER

Timothy Partners, Ltd. (“TPL”) 1055 Maitland Center Commons, Maitland, FL 32751, in addition to serving as investment adviser to the Fund, also serves as principal underwriter to the Trust’s shares. TPL is a broker/dealer registered as such with the Securities and Exchange Commission and is a member in good standing of the National Association of Securities Dealers.

TPL is not directly compensated by the Trust for its distribution services. However, TPL generally retains dealer concessions on sales of Class A Fund shares as set forth in the Trust’s prospectus and may retain some or all of the fees paid by the Fund’s pursuant to 12b-1 Plans of Distribution. With respect to Class A shares, TPL may pay some or all of the dealer concession to selling brokers and dealers from time to time, at its discretion. A broker or dealer who receives more than 90% of a selling commission may be considered an “underwriter” under federal law. With respect to both Class A and Class B shares, TPL may pay some or all of the collected 12b-1 fees to selling brokers and dealers from time to time, at its discretion

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTING

Unified Fund Services, Inc., 431 N. Pennsylvania Avenue, Indianapolis, IN 46204, provides administrative, transfer agent, and accounting services to the Fund pursuant to a written agreement with the Trust, dated December 1, 2006.

PROPOSALS OF SHAREHOLDERS

As a Delaware Business Trust, the Trust is not required to hold annual shareholder meetings, but will hold special meetings as required or deemed desirable. Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next shareholders meeting cannot be provided. Any shareholder proposal that may properly be included in the proxy solicitation material for a special shareholder meeting must be received by the Trust no later than four months prior to the date when proxy statements are mailed to shareholders.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board is not aware of any matters that will be presented for action at the meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust.

FINANCIAL STATEMENTS

The financial statements for each Fund and the Trust are incorporated herein by reference to the Trust’s unaudited semi-annual financial report, dated June 30, 2006, and the Trust’s audited annual financial report, dated December 31, 2006.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

EXHIBIT A

TOTAL OUTSTANDING SHARES

OF THE FUND, BY CLASS AND TOTAL

As of March 12, 2007

2,419,304.589

HOLDERS OF MORE THAN

5% OF THE FUND’S SHARES

As of March 12, 2007

Name & Address of Shareholder	No. of Shares	% of Total Fund Shares
Annuity Investors Life Insurance Company FBO Client Accts. PO Box 5423 Cincannati, OH 45201-5423	518,946.126	21.45%
AUL American Individual Variable Accts One America Square PO Box 1995 Indianapolis, IN 46206	1,900,358.463	78.55%

Timothy Plan Officer/Director Ownership of Fund Shares

As of March 12, 2007

Name	Dollar Range of Shares Owned in Individual Funds	Dollar Range of Shares Owned, All Funds

Arthur D. Ally, Interested Trustee, President, Treasurer

Small Cap Value- $1 to $10,000

Large Mid Cap Value- $1 to $10,000

Fixed Income- $1 to $10,000

Conservative Growth- $1 to $10,000

Strategic Growth- $1 to $10,000

Aggressive Growth- $1 to $10,000

Large Mid Growth- $1 to $10,000

$1 to $10,000
Joseph Boatwright, Interested Trustee, Secretary

Small Cap Value- $50,001 to $100,000

Large Mid Cap Value- $50,001 to $100,000

Strategic Growth- Over $100,000

Conservative Growth- $50,001 to $100,000

Fixed Income- $50,001 to $100,000

Money Market Fund- $1 to $10,000

Over $100,000
Mathew Staver, Interested Trustee	Small Cap Value A $50,001 to $100,000 Strategic Growth A $1 to $10,000 Small Cap B $1 to $10,000	$50,001 to $100,000
Charles Nelson, Independent Trustee	None	None
Wesley Pennington, Independent Trustee	Small Cap Value- $10,001 to $50,000 Large Mid Cap Value- $10,001 to $50,000	$10,001 to $50,000

Scott Preissler, Independent Trustee	None	None
Alan Ross, Independent Trustee	None	None
Kathryn T. Martinez, Independent Trustee	None	None
Richard W. Copeland, Independent Trustee	None	None
William W. Johnson, Independent Trustee	None	None
John C. Mulder, Independent Trustee	** Conservative Growth- $10,001 to $50,000 ** Fixed Income- $10,001 to $50,000 ** Trustee on account	$10,001 to $50,000
David J. Tolliver, Independent Trustee	Small Cap Value- $10,001 to $50,000	$10,001 to $50,000

BALLOT

TIMOTHY PLAN CONSERVATIVE GROWTH PORTFOLIO VARIABLE SERIES SHAREHOLDERS ONLY!

Proposal # 1.	Approve the new asset allocation strategy for the Timothy Plan Conservative Growth Portfolio, Variable Series, which includes the addition of two newly created Timothy Plan Funds and a restructuring of allocation percentages

For	Against	Abstain

☐	☐	☐

Signature(s)

All registered owners of account shown to the left must sign. If signing for a corporation, estate or trust, please indicate your capacity or title.

X
Signature	Date

X
Signature	Date

PLEASE VOTE TODAY!

Please vote all issues shown on your ballot.

Please vote on each issue using blue or black ink to mark an X in one of the three boxes provided on each ballot. On all Items, mark — For, Against or Abstain. Then sign, date and return your ballot in the accompanying postage-paid envelope. All registered owners of an account, as shown in the address on the ballot, must sign the ballot. If you are signing for a corporation, trust or estate, please indicate your title or position.

THANK YOU FOR MAILING YOUR BALLOT PROMPTLY!

Your vote is needed! Please vote on the reverse side of this form and sign in the space provided. Return your completed proxy in the enclosed envelope today.

You may receive additional proxy cards for your other accounts with the Trust. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to help save the cost of additional mailings.

The signers of this proxy hereby appoint Tara Pierson and Terry Covert, and each of them, attorneys and proxies, with power of substitution in each, to vote all shares for the signers at the special meeting of shareholders to be held April 16, 2007, and at any adjournments thereof, as specified herein, and in accordance with their best judgment, on any other business that may properly come before this meeting.

Your shares will be voted in accordance with your designations on this proxy. If no specification is made herein, all shares will be voted “FOR” the proposals set forth on this proxy. The proxy is solicited by the Board of Trustees of the Trust which recommends a vote “FOR” each Proposal.

SCHEDULE 14A (RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE

ACT OF 1934

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Check the appropriate box:

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☒	Definitive proxy statement

☐	Definitive additional materials

☐	Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

TIMOTHY PLAN

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NOT APPLICABLE

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Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

6.	Amount Previously Paid:

7.	Form, Schedule or Registration Statement No.:

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9.	Date Filed:

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

of the

TIMOTHY PLAN STRATEGIC GROWTH FUND

1055 Maitland Center Commons

Maitland, FL 32751

Toll Free 800-662-0201

The Timothy Plan (the “Trust”) is holding a special meeting of the shareholders of the Timothy Plan Strategic Growth Fund (the “Special Meeting”) on Friday, April 27, 2007 at 10:00 a.m., Eastern Time. The Special Meeting will be held at the offices of the Trust’s Administrator, Unified Fund Services, Inc., located at 431 N. Pennsylvania Street, Indianapolis, IN 46204.

The Trust is a Delaware business trust, registered with the Securities and Exchange Commission (“SEC”) and operating as an open-end management investment company. The Trust has authorized the division of its shares into various series (“Funds”) and currently offers shares of twelve Funds to the public. The Trust further has authorized the division of its shares into various classes, each with different sales charges and/or ongoing fees. The Timothy Plan Strategic Growth Fund (the “Fund”) offers Class A Shares, which are sold to the public with a front-end sales charge, Class B Shares, which were sold with a contingent deferred sales charge (“CDSC”) which declined to zero over a period of years and an ongoing distribution and servicing (12b-1) fee of 1.00%. Sales of Class B shares have been closed to new investors since May 3, 2004. The Trust also offers Class C shares, which are sold with a contingent deferred sales charge of 1% for the first year and an ongoing distribution and servicing (12b-1) fee of 1.00%.

There is only one item for consideration at the Special Meeting. You and your fellow shareholders are being asked to approve new asset allocation percentages for the Fund which include the addition of two newly created Timothy Plan Funds.

The Fund is a “Fund of Funds” that invests the majority of its assets in other Timothy Plan Funds, in designated percentage ranges. The Timothy Plan Board has authorized the creation and offering of two new Timothy Plan Funds, the Timothy Plan High Yield Bond Fund, and the Timothy Plan International Fund. The Board, after careful consideration, has concluded that including these two new Funds in the Fund’s investment allocations is appropriate. Because the investment allocations for the Fund are fundamental, shareholder approval is being sought for the addition of the new Funds and the re-structuring of the allocation model. The details of the proposed fund allocations, and a description of the new Funds, are contained in the accompanying proxy materials, and we urge you to read it carefully.

You may vote at the Special Meeting if you are the record owner of shares of the Fund as of the close of business on March 12, 2007. If you attend the Special Meeting, you may vote your shares in person. If you expect to attend the Special Meeting, please call the Trust at 1-800-662-0201 to inform them.

Your vote on this proposal is very important. If you own Fund shares in more than one account of the Trust, you will receive a proxy statement and one proxy card for each of your accounts. You will need to fill out each proxy card in order to vote the shares you hold for each account.

Whether or not you plan to attend the Special Meeting, please fill in, date, sign and return your proxy card(s) in the enclosed postage paid envelope. You may also return your completed proxy card by faxing it to the Trust at 610-232-1777. PLEASE VOTE NOW TO HELP SAVE THE COST OF ADDITIONAL SOLICITATIONS.

As always, we thank you for your confidence and support.

By Order of the Board of Trustees,

Arthur Ally
Chairman

March 19, 2007

THE TIMOTHY PLAN

Special Meeting of the Shareholders of

the

Timothy Plan Strategic Growth Fund

1055 Maitland Center Commons

Maitland, FL 32751

Toll Free 800-662-0201

PROXY STATEMENT

Dated March 19, 2007

SPECIAL MEETING OF SHAREHOLDERS

To be Held on April 27, 2007

Introduction

The Board of Trustees (the “Board”) of the Timothy Plan (the “Trust”) has voted to call a special meeting of all shareholders of the Timothy Plan Strategic Growth Fund (the “Fund”), in order to seek shareholder approval of one proposal relating to the Fund. The Special Meeting will be held at the offices of Unified Fund Services, Inc. (“Unified”), at 10:00 a.m., Eastern Time, on Friday, April 27, 2007. Unified serves as Administrator to the Trust. If you expect to attend the Special Meeting in person, please call the Trust at 1-800-662-0201 to inform them of your intention. This proxy was first mailed to eligible shareholders on or about March 20, 2007.

Items for Consideration

The Special Meeting will be held to consider the following items of business:

1.	Approval of a new asset allocation strategy for the Fund, which includes the addition of two newly created Timothy Plan Funds and a restructuring of allocation percentages; and

2.	Such other business as may properly come before the shareholders of the Fund.

Eligibility to Vote

If you were the record owner of any shares of the Fund as of the close of business on March 12, 2007 (the “Record Date”), then you are eligible to vote at the Special Meeting. As of the Record Date, the Fund had a total of 6,411,227.252 shares issued and outstanding. Each full share counts as one vote, and fractional shares count as fractional votes.

Voting by Proxy

The simplest and quickest way for you to vote is to complete, sign, date and return the enclosed proxy card(s) in the postage paid envelope provided. The Board urges you to fill out and return your proxy card(s) even if you plan to attend the Special Meeting. Returning your proxy card(s) will not affect your right to attend the Special Meeting and vote.

The Board has named Tara Pierson and Terry Covert as proxies, and their names appear on your proxy card(s). By signing and returning your proxy card(s) to the Trust, you are appointing those persons to vote for you at the Special Meeting. If you fill in and return your proxy card(s) to the Trust in time to vote, one of the appointed proxies will vote your shares as you have directed on your proxy. If you sign and return your proxy card(s), but do not make specific choices, one of the appointed proxies will vote your shares in favor of all items relating to your proxy.

If an additional matter is presented for vote at the Special Meeting, one of the appointed proxies will vote in accordance with his/her best judgment. At the time this proxy statement was printed, the Board was not aware of any other matter that needed to be acted upon at the Special Meeting other than the one Proposal discussed in this proxy statement.

If you appoint a proxy by signing and returning your proxy card(s), you can revoke that appointment at any time before it is exercised. You can revoke your proxy by sending in another proxy with a later date, or by notifying the Trust’s Secretary in writing, that you have revoked your proxy prior to the Special Meeting. The Trust’s Secretary is Mr. Joseph Boatwright and he may be reached at the following address: 1055 Maitland Center Commons, Maitland, FL 32751.

Voting in Person

If you attend the Special Meeting and wish to vote in person, you will be given one ballot for each of your accounts when you arrive. If you have already voted by proxy and wish to vote in person instead, you will be given an opportunity to do so during the Special Meeting. If you attend the Special Meeting, but your shares are held in the name of your broker, bank or other nominee, you must bring with you a letter from that nominee stating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.

Requirement of a Quorum

A quorum is the number of outstanding shares, as of the Record Date, that must be present in person or by proxy in order for the Trust to hold a valid shareholder meeting. The Trust cannot hold a valid shareholder meeting unless there is a quorum of shareholders. For this Special Meeting, 3,205,614.626 (50% + 1) eligible shares of the Fund must be present, in person or by proxy, to constitute a quorum.

Under rules applicable to broker-dealers, if your broker holds your shares in its name, the broker is not allowed to vote your shares unless it has received voting instructions from you. If your broker does not vote your shares because it has not received instructions from you, those shares will be considered broker non-votes. Broker non-votes and abstentions count as present for purposes of establishing a quorum, and count as votes cast against the Proposal.

Required Votes to Approve the Proposal

The affirmative vote of a “majority” of the shares entitled to vote of the Fund, as of the Record Date, are required in order to approve the Proposal. For purposes of approving shareholder proposals, the Investment Company Act of 1940, as amended (the “1940 Act”) defines a “majority” of the outstanding voting securities of a fund as the lesser of (a) the vote of holders of at least 67% of the voting securities of the Fund present in person or by proxy, if more than 50% of such shares are present in person or by proxy; or (b) the vote of holders of more than 50% of the outstanding voting securities of the Fund.

Adjournments

The appointed proxies may propose to adjourn the Special Meeting, either in order to solicit additional proxies or for other purposes. If there is a proposal to adjourn the Special Meeting, the affirmative vote of a majority of the shares present at the Special Meeting, in person or by proxy, is required to approve the adjournment.

Cost Of The Shareholder Meeting And Proxy Solicitation

The Fund is paying the costs of the Special Meeting. Certain of employees of Timothy Partners, Ltd, Investment Adviser and Principal Underwriter to the Fund (“TPL”), or their designees, may be conducting proxy solicitations. TPL will not be charging the Fund for any costs associated with such solicitations.

Who To Call With Questions

Please call the Trust at 1-800-662-0201 with any questions you may have relating to this proxy statement. Also, at your request, the Trust will send you a free copy of its most recent audited annual report, dated December 31, 2006. Simply call the Trust to request a copy of the report, and it will be sent to you within three (3) business days of receipt of your request.

PROPOSAL # 1.	APPROVAL OF NEW ASSET ALLOCATION STRATEGY FOR THE TIMOTHY PLAN STRATEGIC GROWTH FUND, WHICH INCLUDES THE ADDITION OF TWO NEWLY CREATED TIMOTHY PLAN FUNDS AND A RESTRUCTURING OF ALLOCATION PERCENTAGES

Background

The Timothy Plan Strategic Growth Fund (the “Fund”) invests the majority of its assets in shares of certain other Timothy Plan Funds (referred to in the prospectus and in this proxy as the Traditional Funds), in accordance with certain specified percentage ranges. The Fund currently offers Class A and Class C shares. Class A shares of the Fund commenced investment operations on October 5, 2000. Class C shares commenced investment operations on February 3, 2004.

Timothy Partners, Ltd. (“TPL”), 1055 Maitland Center Commons, Maitland, FL 32751, serves as investment adviser to the Fund under a written investment advisory agreement approved by the Board and separately ratified by the Fund’s shareholders. The investment advisory agreement with TPL has been in effect since the Fund’s inception in October 2000 and was last renewed by the Board on February 23, 2007.

TPL is a Florida limited partnership organized on December 6, 1993 and is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser. Mr. Arthur D. Ally is President of TPL and is responsible for the day-to-day activities of TPL. Covenant Funds, Inc., a Florida corporation (“CFI”), is the managing general partner of TPL. Mr. Ally also is President and 70% shareholder of CFI. Mr. Ally had over eighteen years experience in the investment industry prior to founding TPL, having worked for Prudential Bache, Shearson Lehman Brothers and Investment Management & Research. In addition to his positions as President of TPL and CFI, Mr. Ally also serves as President and Chairman of the Board of Trustees of the Trust. Mr. Ally does not receive any compensation for his services to the Trust as an officer or Trustee of the Trust, but he does receive compensation from TPL as a result of his ownership interest in TPL and service as an officer and director of TPL.

For its services to the Fund, TPL receives a fee, calculated daily and paid monthly, equal to an annual rate of 0.65% of the average daily net assets of the Fund.

A discussion of the considerations employed by the Board of Trustees at their February 23, 2007 meeting wherein they gave their approval of TPL as Advisor to the Fund will be available in the Trust’s semi-annual report dated June 30, 2007. The semi-annual report will be available upon request at no charge. To receive a semi-annual report, you may request one by calling the fund at 1-800-846-7526, or you may download one at www.timothyplan.com.

The Statement of Additional information for the Trust (“SAI”), dated May 1, 2006, contains additional information about the compensation paid to the portfolio managers, other accounts and account types managed by TPL, and ownership of Fund shares. The SAI is available upon request at no charge. To receive an SAI you may request one by calling the fund at 1-800-846-7526. The SAI is incorporated into this proxy for all purposes as if fully set forth herein.

The Fund’s Current Asset Allocation Structure

The Fund currently invests at least 75% of its assets in the following Traditional Funds according to the following approximate range of percentages:

Timothy Plan Traditional Fund	% of Fund’s Net Assets Invested in Traditional Fund
Small Cap Value Fund	15-20%
Large/Mid Cap Value Fund	20-25%
Large/Mid Cap Growth Fund	30-35%
Aggressive Growth Fund	15-20%

The Fund normally invests its remaining cash, if any, in the Timothy Plan Money Market Fund. At the time the Fund invests in any commercial paper or repurchase agreements, the issuer must have outstanding debt rated “A” or higher by Moody’s or S&P; the issuer’s parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody’s or A-1 by S&P; or, if no such ratings are available, the investment must be of comparable quality in the opinion of TPL.

TPL determines the specific asset allocation program. On each day that the Fund is open for business, TPL reviews the asset allocation program and reallocates, as necessary, for any new moneys invested in the Fund. In order to achieve its investment objective, the Fund typically allocates its assets, within predetermined percentage ranges, among certain of the Traditional Funds. Even so, the Fund may temporarily exceed one or more of the applicable percentage limits for short periods. The percentages reflect the extent to which the Fund will normally invest in the particular market segment represented by each underlying Traditional Fund, and the varying degrees of potential investment risk and reward represented by the Fund’s investments in those market segments and their corresponding Traditional Funds. TPL may alter these percentage ranges when it deems appropriate. The assets of the Fund will be allocated among the Traditional Funds in accordance with its investment objective, TPL’s outlook for the economy and the financial markets, and the relative market valuations of the Traditional Funds. TPL also reallocates the Fund’s investments in the Traditional Funds at the end of each fiscal quarter to maintain the asset allocation program.

The primary risks of investing in the Fund, as described in the prospectus, are:

General Risk- As with most other mutual funds, you can lose money by investing in the Fund. Share prices fluctuate from day to day, and when you sell your shares, they may be worth less than you paid for them.

Portfolio Risk- The Fund is subject to all of the risks that are inherent in the Traditional Funds in which the Fund invests.

The Fund currently is appropriate for investors who understand the risks of investing in moderately- to aggressively-oriented equity funds and who wish to allocate their investments among multiple funds with a single investment.

The Fund’s Proposed New Asset Allocation Structure

Under the proposed new asset allocation structure, the Fund will invest at least 75% of its assets in the following Traditional Funds according to the following approximate range of percentages:

Timothy Plan Traditional Fund	Proposed % of Fund’s Net Assets Invested in Traditional Fund	Current % of Fund’s Net Assets Invested in Traditional Fund
Small Cap Value Fund	10-15%	15-20%
Large/Mid Cap Value Fund	15-25%	20-25%
Large/Mid Cap Growth Fund	15-25%	30-35%
Aggressive Growth Fund	10-15%	15-20%
High Yield Fund	0-20%	0%
International Fund	20-30%	0%

The Fund will continue to normally invest its remaining cash, if any, in the Timothy Plan Money Market Fund, and will continue to pursue its investment objective in the manner described above.

The primary risks of investing in the Fund under the new allocation program are the same as described above, but because the Fund will be investing in two new Traditional Funds, information concerning the investment strategies and risks of those two funds is described below to allow you to understand the underlying risks of those two funds.

Timothy Plan High Yield Fund

Investment objective

To generate a high level of current income.

Primary investment strategies

*	To achieve its goal, the Fund normally invests in a diversified portfolio of debt securities. These include corporate bonds, convertible securities and preferred securities. The investment manager will generally purchase securities for the Fund that are not investment grade, meaning securities with a rating of “BBB” or lower as rated by Standard & Poor’s or a comparable rating by another nationally recognized rating agency. The Fund may also invest in debt securities that have not been rated by one of the major rating agencies, so long as the Fund’s investment manager has determined that the security is of comparable credit quality to similar rated securities. The Fund has adopted a non-fundamental investment policy that under normal circumstances will invest at least 80% of its assets in fixed income securities. This policy may not be changed without at least 60 days prior written notice to Fund shareholders.

*	In managing its portfolio, the Fund’s investment manager concentrates on sector analysis, industry allocation and securities selection, deciding which types of bonds and industries to emphasize at a given time, and then which individual bonds to buy. The Fund attempts to anticipate shifts in the business cycle in determining types of bonds and industry sectors to target. In choosing individual securities, the Fund seeks out securities that appear to be undervalued within the emphasized industry sector.

Primary risks

1.	General Risk- As with most other mutual funds, you can lose money by investing in this Fund. Share prices fluctuate from day to day, and when you sell your shares, they may be worth less than you paid for them.

2.	Interest Rate Risk- When interest rates rise, bond prices fall; the higher the Fund’s duration (a calculation reflecting time risk, taking into account both the average maturity of the Fund’s portfolio and its average coupon return), the more sensitive the Fund is to interest rate risk.

3.	Credit Risk- The Fund could lose money if any bonds it owns are downgraded in credit rating or go into default. The degree of risk for a particular security may be reflected in its credit rating. Bonds rated at the time of purchase BBB or lower by Standard & Poor’s or, unrated, but determined to be of comparable quality by the investment manager, are subject to greater market risk and credit risk, or loss of principal and interest, than higher-rated securities.

4.	Sector Risk- If certain industry sectors or types of securities don’t perform as well as the Fund expects, the Fund’s performance could suffer.

5.	Excluded Security Risk- Because the Fund does not invest in Excluded Securities, and will divest itself securities that are subsequently discovered to be ineligible, the Fund may be riskier than other Funds that invest in a broader array of securities.

Definition of “Excluded Securities”. The Timothy Plan believes that it has a responsibility to invest in a moral and ethical manner. Accordingly, none of our Funds invest in any company that is involved in the business of alcohol production, tobacco production, or casino gambling, or which is involved, either directly or indirectly, in abortion or pornography, or promoting anti-family entertainment or alternative lifestyles. Securities issued by companies engaged in these prohibited activities are excluded from the Funds’ portfolios and are referred to as “Excluded Securities.” Under a zero-tolerance policy, Excluded Securities will not be purchased by any of our Funds. TPL is responsible for determining those securities that are Excluded Securities, and reserves the right to exclude investments, in its best judgment, in other companies whose practices may not fall within the exclusions described above, but nevertheless could be found offensive to basic, traditional Judeo-Christian values. Further, if a company whose securities are being held by one of our Funds is discovered to be engaging in a prohibited practice, that security will immediately be sold.

Timothy Plan International Fund

Investment objective

Long-term growth of capital.

Primary investment strategies

*	Normally investing at least 80% of the Fund’s total assets in the common stock and similar securities of foreign companies through the purchase of American Depository Receipts (ADR’s);

*	Investing in ADR’s without regard to market capitalizations;

*	Investing its assets in the ADR’s of companies which the Fund’s investment manager believes show a high probability for superior growth; and

*	Allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole.

American Depository Receipts (ADR’s)

ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. The Fund may purchase ADRs whether they are “sponsored” or “unsponsored”. “Sponsored” ADRs are issued jointly by the issuer of the underlying security and a depository. “Unsponsored” ADRs are issued without participation of the issuer of the deposited security. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect to the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR. ADRs may result in a withholding tax by the foreign country of source, which will have the effect of reducing the income distributable to shareholders.

Primary risks

1.	General Risk- As with most other mutual funds, you can lose money by investing in this Fund. Share prices fluctuate from day to day, and when you sell your shares, they may be worth less than you paid for them.

2.	Stock Market Risk- The Fund is an equity fund, so it is subject to the risks inherent in the stock market in general. The stock market is cyclical, with prices generally rising and falling over periods of time. Some of these price cycles can be pronounced and last for a long time.

3.	Foreign Risk- The Fund’s investments in foreign securities may experience more rapid and extreme changes in value than funds with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a smaller number of industries. Foreign issuers are not subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Fund’s investments in a foreign country.

4.	Issuer- Specific Changes- The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

5.	Currency Risk- Because the securities represented by ADR’s are foreign stocks denominated in non-U.S. currency, there is a risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the Fund’s investments in foreign securities.

6.	Larger Company Investing Risk- Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Also, larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

7.	Smaller Company Investing Risk- Investing in smaller companies often involves greater risk than investing in larger companies. Smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. The securities of smaller companies, therefore, tend to be more volatile than the securities of larger, more established companies. Smaller company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if a Fund wants to sell a large quantity of a small-sized company’s stock, it may have to sell at a lower price than would otherwise be indicated, or it may have to sell in smaller than desired quantities over an increased time period.

(8)	Excluded Security Risk- Because the Fund does not invest in Excluded Securities, and will divest itself securities that are subsequently discovered to be ineligible, the Fund may be riskier than other Funds that invest in a broader array of securities.

(9)	Growth Risks- The Fund invests in companies that appear to be growth-oriented companies. Growth companies are companies that the Fund’s investment manager believes will have revenue and earnings that grow faster than the economy as a whole, offering above-average prospects for capital appreciation and little or no emphasis on dividend income. If the investment manager’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

(10)	Portfolio Turnover- The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Fund may experience high portfolio turnover. Increased portfolio turnover may result in higher costs for brokerage commissions and other transaction costs and may also result in taxable capital gains.

Board Considerations

On February 23, 2007, the Fund’s Board of Trustees held a regular Quarterly meeting to consider, among its stated business, the new Traditional Funds proposed to be created and the alteration of the Fund’s asset allocation model to include those funds.

During its deliberations, the Board heard a presentation by representatives of UBS PRIME Consultant and TPL relating to the new funds and the Fund. The Board discussed the potential benefits and costs associated with the proposals, and considered material relating to each.

Based on the Board’s review and UBS and TPL’s recommendation, the Board unanimously voted to approve both the addition of the two new Traditional Funds and the alteration of the asset allocation model for the Fund and to seek shareholder approval of the asset allocation model changes.

Financial Effect on the Fund

If you and your fellow shareholders approve the Fund’s proposed asset allocation model amendment, the fees paid by shareholders of the Fund will remain exactly the same. However, you should be aware that if you approve the Proposal, shares of underlying Traditional Funds in the Fund will be sold in order to allow for the re-allocation, and there may be adverse tax consequences resulting from the re-allocation, specifically, the incurring of capital gains.

If the Fund’s shareholders do not approve this Proposal, the Trust will consider other alternatives.

Board Recommendation

The Fund’s Board of Trustees , including the independent Trustees, unanimously recommends that you vote “For” the Proposal.

OTHER INFORMATION

UNDERWRITER

Timothy Partners, Ltd. (“TPL”) 1055 Maitland Center Commons, Maitland, FL 32751, in addition to serving as investment adviser to the Fund, also serves as principal underwriter to the Trust’s shares. TPL is a broker/dealer registered as such with the Securities and Exchange Commission and is a member in good standing of the National Association of Securities Dealers.

TPL is not directly compensated by the Trust for its distribution services. However, TPL generally retains dealer concessions on sales of Class A Fund shares as set forth in the Trust’s prospectus and may retain some or all of the fees paid by the Fund’s pursuant to 12b-1 Plans of Distribution. With respect to Class A shares, TPL may pay some or all of the dealer concession to selling brokers and dealers from time to time, at its discretion. A broker or dealer who receives more than 90% of a selling commission may be considered an “underwriter” under federal law. With respect to both Class A and Class B shares, TPL may pay some or all of the collected 12b-1 fees to selling brokers and dealers from time to time, at its discretion

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTING

Unified Fund Services, Inc., 431 N. Pennsylvania Avenue, Indianapolis, IN 46204, provides administrative, transfer agent, and accounting services to the Fund pursuant to a written agreement with the Trust, dated December 1, 2006.

PROPOSALS OF SHAREHOLDERS

As a Delaware Business Trust, the Trust is not required to hold annual shareholder meetings, but will hold special meetings as required or deemed desirable. Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next shareholders meeting cannot be provided. Any shareholder proposal that may properly be included in the proxy solicitation material for a special shareholder meeting must be received by the Trust no later than four months prior to the date when proxy statements are mailed to shareholders.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board is not aware of any matters that will be presented for action at the meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust.

FINANCIAL STATEMENTS

The financial statements for each Fund and the Trust are incorporated herein by reference to the Trust’s unaudited semi-annual financial report, dated June 30, 2006, and the Trust’s audited annual financial report, dated December 31, 2006.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

EXHIBIT A

TOTAL OUTSTANDING SHARES

OF THE FUND, BY CLASS AND TOTAL

As of March 12, 2007

Class A	Class B	Class C	Total
3,894,111.3940	1,691,305.083	825,810.775	6,411,227.252

HOLDERS OF MORE THAN

5% OF THE FUND’S SHARES

As of March 12, 2007

Name & Address of Shareholder	Share Class	No. of Shares	% of Share Class	% of Total Fund Shares
National Financial Securities Corp., FBO Client Accts. 11014 Lake Minneola Shors Clermont, FL 34711	Class A	519,563.002	13.34%

Donaldson, Lufkin & Jenrette, FBO Client Accts. PO Box 2052 Jersey City, NJ 07303-9998	Class A	272,636.548	7.00%

Pershing Securities, FBO Client Accts. PO Box 2052 Jersey City, NJ 07303-9998	Class B	538,411.890	31.83%

National Financial Securities Corp., FBO Lynda Bogus 3618 St. Moritz Belle Isle, FL 32812	Class B	193,216.296	11.42%

Pershing Securities, FBO Client Accts. PO Box 2052 Jersey City, NJ 07303-9998	Class C	193,272.835	23.40%

Timothy Plan Officer/Director Ownership of Fund Shares

As of March 12, 2007

Name	Dollar Range of Shares Owned in Individual Funds	Dollar Range of Shares Owned, All Funds
Arthur D. Ally, Interested Trustee, President, Treasurer

Small Cap Value-$1 to $10,000

Large Mid Cap Value-$1 to $10,000

Fixed Income- $1 to $10,000

Conservative Growth- $1 to $10,000

Strategic Growth- $1 to $10,000

Aggressive Growth- $1 to $10,000

Large Mid Growth- $1 to $10,000

$1 to $10,000

Joseph Boatwright, Interested Trustee, Secretary

Small Cap Value- $50,001 to $100,000

Large Mid Cap Value- $50,001 to $100,000

Strategic Growth- Over $100,000

Conservative Growth- $50,001 to $100,000

Fixed Income- $50,001 to $100,000

Money Market Fund- $1 to $10,000

Over $100,000

Mathew Staver, Interested Trustee	Small Cap Value A $50,001 to $100,000 Strategic Growth A $1 to $10,000 Small Cap B $1 to $10,000	$50,001 to $100,000

Charles Nelson, Independent Trustee	None	None

Wesley Pennington, Independent Trustee	Small Cap Value- $10,001 to $50,000 Large Mid Cap Value-$10,001 to $50,000	$10,001 to $50,000

Scott Preissler, Independent Trustee	None	None

Alan Ross, Independent Trustee	None	None

Kathryn T. Martinez, Independent Trustee	None	None

Richard W. Copeland, Independent Trustee	None	None

William W. Johnson, Independent Trustee	None	None

John C. Mulder, Independent Trustee	**Conservative Growth-$10,001 to $50,000 **Fixed Income- $10,001 to $50,000 **Trustee on account	$10,001 to $50,000

David J. Tolliver, Independent Trustee	Small Cap Value- $10,001 to $50,000	$10,001 to $50,000

BALLOT

TIMOTHY PLAN STRATEGIC GROWTH FUND SHAREHOLDERS ONLY!

Proposal # 1.	Approve the new asset allocation strategy for the Timothy Plan Strategic Growth Fund, which includes the addition of two newly created Timothy Plan Funds and a restructuring of allocation percentages

For	Against	Abstain
☐	☐	☐

Signature(s)

All registered owners of account shown to the left must sign. If signing for a corporation, estate or trust, please indicate your capacity or title.

X
Signature	Date

X
Signature	Date

PLEASE VOTE TODAY!

Please vote all issues shown on your ballot.

Please vote on each issue using blue or black ink to mark an X in one of the three boxes provided on each ballot. On all Items, mark — For, Against or Abstain. Then sign, date and return your ballot in the accompanying postage-paid envelope. All registered owners of an account, as shown in the address on the ballot, must sign the ballot. If you are signing for a corporation, trust or estate, please indicate your title or position.

THANK YOU FOR MAILING YOUR BALLOT PROMPTLY!

Your vote is needed! Please vote on the reverse side of this form and sign in the space provided. Return your completed proxy in the enclosed envelope today.

You may receive additional proxy cards for your other accounts with the Trust. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to help save the cost of additional mailings.

The signers of this proxy hereby appoint Tara Pierson and Terry Covert, and each of them, attorneys and proxies, with power of substitution in each, to vote all shares for the signers at the special meeting of shareholders to be held April 16, 2007, and at any adjournments thereof, as specified herein, and in accordance with their best judgment, on any other business that may properly come before this meeting.

Your shares will be voted in accordance with your designations on this proxy. If no specification is made herein, all shares will be voted “FOR” the proposals set forth on this proxy. The proxy is solicited by the Board of Trustees of the Trust which recommends a vote “FOR” each Proposal.

SCHEDULE 14A (RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE

ACT OF 1934

Filed by the registrant ☒                            Filed by a party other than the registrant ☐

Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive proxy statement

☐	Definitive additional materials

☐	Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

TIMOTHY PLAN

(Name of Registrant as Specified in its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

6.	Amount Previously Paid:

7.	Form, Schedule or Registration Statement No.:

8.	Filing Party:

9.	Date Filed:

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

of the

TIMOTHY PLAN STRATEGIC GROWTH PORTFOLIO VARIABLE SERIES

1055 Maitland Center Commons

Maitland, FL 32751

Toll Free 800-662-0201

The Timothy Plan (the “Trust”) is holding a special meeting of the shareholders of the Timothy Plan Strategic Growth Portfolio Variable Series (the “Special Meeting”) on Friday, April 27, 2007 at 10:00 a.m., Eastern Time. The Special Meeting will be held at the offices of the Trust’s Administrator, Unified Fund Services, Inc., located at 431 N. Pennsylvania Street, Indianapolis, IN 46204.

The Trust is a Delaware business trust, registered with the Securities and Exchange Commission (“SEC”) and operating as an open-end management investment company. The Trust has authorized the division of its shares into various series (“Funds”) and currently offers shares of twelve Funds to the public. The Trust further has authorized the division of its shares into various classes, each with different sales charges and/or ongoing fees. The Timothy Plan Strategic Growth Portfolio Variable Series (the “Fund”) offers shares only to separate accounts established by various insurance companies and to certain eligible qualified retirement plans. The Fund is intended to serve as an investment vehicle for variable life insurance, variable annuity and group annuity products of insurance companies or qualified plans. The general public may not directly purchase shares of the Fund.

There is only one item for consideration at the Special Meeting. You and your fellow shareholders are being asked to approve new asset allocation percentages for the Fund which include the addition of two newly created Timothy Plan Funds.

The Fund is a “Fund of Funds” that invests the majority of its assets in other Timothy Plan Funds, in designated percentage ranges. The Timothy Plan Board has authorized the creation and offering of two new Timothy Plan Funds, the Timothy Plan High Yield Bond Fund, and the Timothy Plan International Fund. The Board, after careful consideration, has concluded that including these two new Funds in the Fund’s investment allocations is appropriate. Because the investment allocations for the Fund are fundamental, shareholder approval is being sought for the addition of the new Funds and the re-structuring of the allocation model. The details of the proposed fund allocations, and a description of the new Funds, are contained in the accompanying proxy materials, and we urge you to read it carefully.

You may vote at the Special Meeting if you are the record owner of shares of the Fund as of the close of business on March 12, 2007. If you attend the Special Meeting, you may vote your shares in person. If you expect to attend the Special Meeting, please call the Trust at 1-800-662-0201 to inform them.

Your vote on this proposal is very important. If you own Fund shares in more than one account of the Trust, you will receive a proxy statement and one proxy card for each of your accounts. You will need to fill out each proxy card in order to vote the shares you hold for each account.

Whether or not you plan to attend the Special Meeting, please fill in, date, sign and return your proxy card(s) in the enclosed postage paid envelope. You may also return your completed proxy card by faxing it to the Trust at 610-232-1777. PLEASE VOTE NOW TO HELP SAVE THE COST OF ADDITIONAL SOLICITATIONS.

As always, we thank you for your confidence and support.

By Order of the Board of Trustees,

Arthur Ally
Chairman

March 19, 2007

THE TIMOTHY PLAN

Special Meeting of the Shareholders of

the

Timothy Plan Strategic Growth Portfolio Variable Series

1055 Maitland Center Commons

Maitland, FL 32751

Toll Free 800-662-0201

PROXY STATEMENT

Dated March 19, 2007

SPECIAL MEETING OF SHAREHOLDERS

To be Held on April 27, 2007

Introduction

The Board of Trustees (the “Board”) of the Timothy Plan (the “Trust”) has voted to call a special meeting of all shareholders of the Timothy Plan Strategic Growth Portfolio Variable Series (the “Fund”), in order to seek shareholder approval of one proposal relating to the Fund. The Special Meeting will be held at the offices of Unified Fund Services, Inc. (“Unified”), at 10:00 a.m., Eastern Time, on Friday, April 27, 2007. Unified serves as Administrator to the Trust. If you expect to attend the Special Meeting in person, please call the Trust at 1-800-662-0201 to inform them of your intention. This proxy was first mailed to eligible shareholders on or about March 20, 2007.

Items for Consideration

The Special Meeting will be held to consider the following items of business:

1.	Approval of a new asset allocation strategy for the Fund, which includes the addition of two newly created Timothy Plan Funds and a restructuring of allocation percentages; and

2.	Such other business as may properly come before the shareholders of the Fund.

Eligibility to Vote

If you were the record owner of any shares of the Fund as of the close of business on March 12, 2007 (the “Record Date”), then you are eligible to vote at the Special Meeting. As of the Record Date, the Fund had a total of 1,224,218.030 shares issued and outstanding. Each full share counts as one vote, and fractional shares count as fractional votes.

Voting by Proxy

The simplest and quickest way for you to vote is to complete, sign, date and return the enclosed proxy card(s) in the postage paid envelope provided. The Board urges you to fill out and return your proxy card(s) even if you plan to attend the Special Meeting. Returning your proxy card(s) will not affect your right to attend the Special Meeting and vote.

The Board has named Tara Pierson and Terry Covert as proxies, and their names appear on your proxy card(s). By signing and returning your proxy card(s) to the Trust, you are appointing those persons to vote for you at the Special Meeting. If you fill in and return your proxy card(s) to the Trust in time to vote, one of the appointed proxies will vote your shares as you have directed on your proxy. If you sign and return your proxy card(s), but do not make specific choices, one of the appointed proxies will vote your shares in favor of all items relating to your proxy.

If an additional matter is presented for vote at the Special Meeting, one of the appointed proxies will vote in accordance with his/her best judgment. At the time this proxy statement was printed, the Board was not aware of any other matter that needed to be acted upon at the Special Meeting other than the one Proposal discussed in this proxy statement.

If you appoint a proxy by signing and returning your proxy card(s), you can revoke that appointment at any time before it is exercised. You can revoke your proxy by sending in another proxy with a later date, or by notifying the Trust’s Secretary in writing, that you have revoked your proxy prior to the Special Meeting. The Trust’s Secretary is Mr. Joseph Boatwright and he may be reached at the following address: 1055 Maitland Center Commons, Maitland, FL 32751.

Voting in Person

If you attend the Special Meeting and wish to vote in person, you will be given one ballot for each of your accounts when you arrive. If you have already voted by proxy and wish to vote in person instead, you will be given an opportunity to do so during the Special Meeting. If you attend the Special Meeting, but your shares are held in the name of your broker, bank or other nominee, you must bring with you a letter from that nominee stating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.

Requirement of a Quorum

A quorum is the number of outstanding shares, as of the Record Date, that must be present in person or by proxy in order for the Trust to hold a valid shareholder meeting. The Trust cannot hold a valid shareholder meeting unless there is a quorum of shareholders. For this Special Meeting, 612,110.015 (50% + 1) eligible shares of the Fund must be present, in person or by proxy, to constitute a quorum.

Under rules applicable to broker-dealers, if your broker holds your shares in its name, the broker is not allowed to vote your shares unless it has received voting instructions from you. If your broker does not vote your shares because it has not received instructions from you, those shares will be considered broker non-votes. Broker non-votes and abstentions count as present for purposes of establishing a quorum, and count as votes cast against the Proposal.

Required Votes to Approve the Proposal

The affirmative vote of a “majority” of the shares entitled to vote of the Fund, as of the Record Date, are required in order to approve the Proposal. For purposes of approving shareholder proposals, the Investment Company Act of 1940, as amended (the “1940 Act”) defines a “majority” of the outstanding voting securities of a fund as the lesser of (a) the vote of holders of at least 67% of the voting securities of the Fund present in person or by proxy, if more than 50% of such shares are present in person or by proxy; or (b) the vote of holders of more than 50% of the outstanding voting securities of the Fund.

Adjournments

The appointed proxies may propose to adjourn the Special Meeting, either in order to solicit additional proxies or for other purposes. If there is a proposal to adjourn the Special Meeting, the affirmative vote of a majority of the shares present at the Special Meeting, in person or by proxy, is required to approve the adjournment.

Cost Of The Shareholder Meeting And Proxy Solicitation

The Fund is paying the costs of the Special Meeting. Certain of employees of Timothy Partners, Ltd, Investment Adviser and Principal Underwriter to the Fund (“TPL”), or their designees, may be conducting proxy solicitations. TPL will not be charging the Fund for any costs associated with such solicitations.

Who To Call With Questions

Please call the Trust at 1-800-662-0201 with any questions you may have relating to this proxy statement. Also, at your request, the Trust will send you a free copy of its most recent audited annual report, dated December 31, 2006. Simply call the Trust to request a copy of the report, and it will be sent to you within three (3) business days of receipt of your request.

PROPOSAL # 1.	APPROVAL OF NEW ASSET ALLOCATION STRATEGY FOR THE TIMOTHY PLAN STRATEGIC GROWTH PORTOLIO VARIABLE SERIES, WHICH INCLUDES THE ADDITION OF TWO NEWLY CREATED TIMOTHY PLAN FUNDS AND A RESTRUCTURING OF ALLOCATION PERCENTAGES

Background

The Timothy Plan Strategic Growth Portfolio Variable Series (the “Fund”) invests the majority of its assets in shares of certain other Timothy Plan Funds (referred to in the prospectus and in this proxy as the Traditional Funds), in accordance with certain specified percentage ranges. The Fund currently offers shares only to separate accounts established by various insurance companies and to certain eligible qualified retirement plans. The Fund is intended to serve as an investment vehicle for variable life insurance, variable annuity and group annuity products of insurance companies or qualified plans. The general public may not directly purchase shares of the Fund. The Fund commenced investment operations on May 6, 2002.

Timothy Partners, Ltd. (“TPL”), 1055 Maitland Center Commons, Maitland, FL 32751, serves as investment adviser to the Fund under a written investment advisory agreement approved by the Board and separately ratified by the Fund’s shareholders. The investment advisory agreement with TPL has been in effect since the Fund’s inception in May, 2002 and was last renewed by the Board on February 23, 2007.

TPL is a Florida limited partnership organized on December 6, 1993 and is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser. Mr. Arthur D. Ally is President of TPL and is responsible for the day-to-day activities of TPL. Covenant Funds, Inc., a Florida corporation (“CFI”), is the managing general partner of TPL. Mr. Ally also is President and 70% shareholder of CFI. Mr. Ally had over eighteen years experience in the investment industry prior to founding TPL, having worked for Prudential Bache, Shearson Lehman Brothers and Investment Management & Research. In addition to his positions as President of TPL and CFI, Mr. Ally also serves as President and Chairman of the Board of Trustees of the Trust. Mr. Ally does not receive any compensation for his services to the Trust as an officer or Trustee of the Trust, but he does receive compensation from TPL as a result of his ownership interest in TPL and service as an officer and director of TPL.

For its services to the Fund, TPL receives a fee, calculated daily and paid monthly, equal to an annual rate of 0.65% of the average daily net assets of the Fund.

A discussion of the considerations employed by the Board of Trustees at their February 23, 2007 meeting wherein they gave their approval of TPL as Advisor to the Fund will be available in the Trust’s semi-annual report dated June 30, 2007. The semi-annual report will be available upon request at no charge. To receive a semi-annual report, you may request one by calling the fund at 1-800-846-7526, or you may download one at www.timothyplan.com.

The Statement of Additional information for the Trust (“SAI”), dated May 1, 2006, contains additional information about the compensation paid to the portfolio managers, other accounts and account types managed by TPL, and ownership of Fund shares. The SAI is available upon request at no charge. To receive an SAI you may request one by calling the fund at 1-800-846-7526. The SAI is incorporated into this proxy for all purposes as if fully set forth herein.

The Fund’s Current Asset Allocation Structure

The Fund currently invests at least 75% of its assets in the following Traditional Funds according to the following approximate range of percentages:

Timothy Plan Traditional Fund	% of Fund’s Net Assets Invested in Traditional Fund
Small Cap Value Fund	15-20%
Large/Mid Cap Value Fund	20-25%
Large/Mid Cap Growth Fund	30-35%
Aggressive Growth Fund	15-20%

The Fund normally invests its remaining cash, if any, in the Timothy Plan Money Market Fund. At the time the Fund invests in any commercial paper or repurchase agreements, the issuer must have outstanding debt rated “A” or higher by Moody’s or S&P; the issuer’s parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody’s or A-1 by S&P; or, if no such ratings are available, the investment must be of comparable quality in the opinion of TPL.

TPL determines the specific asset allocation program. On each day that the Fund is open for business, TPL reviews the asset allocation program and reallocates, as necessary, for any new moneys invested in the Fund.

In order to achieve its investment objective, the Fund typically allocates its assets, within predetermined percentage ranges, among certain of the Traditional Funds. Even so, the Fund may temporarily exceed one or more of the applicable percentage limits for short periods. The percentages reflect the extent to which the Fund will normally invest in the particular market segment represented by each underlying Traditional Fund, and the varying degrees of potential investment risk and reward represented by the Fund’s investments in those market segments and their corresponding Traditional Funds. TPL may alter these percentage ranges when it deems appropriate. The assets of the Fund will be allocated among the Traditional Funds in accordance with its investment objective, TPL’s outlook for the economy and the financial markets, and the relative market valuations of the Traditional Funds. TPL also reallocates the Fund’s investments in the Traditional Funds at the end of each fiscal quarter to maintain the asset allocation program.

The primary risks of investing in the Fund, as described in the prospectus, are:

General Risk- As with most other mutual funds, you can lose money by investing in the Fund. Share prices fluctuate from day to day, and when you sell your shares, they may be worth less than you paid for them.

Portfolio Risk- The Fund is subject to all of the risks that are inherent in the Traditional Funds in which the Fund invests.

The Fund currently is appropriate for investors who understand the risks of investing in moderately- to aggressively-oriented equity funds and who wish to allocate their investments among multiple funds with a single investment.

The Fund’s Proposed New Asset Allocation Structure

Under the proposed new asset allocation structure, the Fund will invest at least 75% of its assets in the following Traditional Funds according to the following approximate range of percentages:

Timothy Plan Traditional Fund	Proposed % of Fund’s Net Assets Invested in Traditional Fund	Current % of Fund’s Net Assets Invested in Traditional Fund
Small Cap Value Fund	10-15%	15-20%
Large/Mid Cap Value Fund	15-25%	20-25%
Large/Mid Cap Growth Fund	15-25%	30-35%
Aggressive Growth Fund	10-15%	15-20%
High Yield Fund	0-20%	0%
International Fund	20-30%	0%

The Fund will continue to normally invest its remaining cash, if any, in the Timothy Plan Money Market Fund, and will continue to pursue its investment objective in the manner described above.

The primary risks of investing in the Fund under the new allocation program are the same as described above, but because the Fund will be investing in two new Traditional Funds, information concerning the investment strategies and risks of those two funds is described below to allow you to understand the underlying risks of those two funds.

Timothy Plan High Yield Fund

Investment objective

To generate a high level of current income.

Primary investment strategies

*	To achieve its goal, the Fund normally invests in a diversified portfolio of debt securities. These include corporate bonds, convertible securities and preferred securities. The investment manager will generally purchase securities for the Fund that are not investment grade, meaning securities with a rating of “BBB” or lower as rated by Standard & Poor’s or a comparable rating by another nationally recognized rating agency. The Fund may also invest in debt securities that have not been rated by one of the major rating agencies, so long as the Fund’s investment manager has determined that the security is of comparable credit quality to similar rated securities. The Fund has adopted a non-fundamental investment policy that under normal circumstances will invest at least 80% of its assets in fixed income securities. This policy may not be changed without at least 60 days prior written notice to Fund shareholders.

*	In managing its portfolio, the Fund’s investment manager concentrates on sector analysis, industry allocation and securities selection, deciding which types of bonds and industries to emphasize at a given time, and then which individual bonds to buy. The Fund attempts to anticipate shifts in the business cycle in determining types of bonds and industry sectors to target. In choosing individual securities, the Fund seeks out securities that appear to be undervalued within the emphasized industry sector.

Primary risks

1.	General Risk- As with most other mutual funds, you can lose money by investing in this Fund. Share prices fluctuate from day to day, and when you sell your shares, they may be worth less than you paid for them.

2.	Interest Rate Risk- When interest rates rise, bond prices fall; the higher the Fund’s duration (a calculation reflecting time risk, taking into account both the average maturity of the Fund’s portfolio and its average coupon return), the more sensitive the Fund is to interest rate risk.

3.	Credit Risk- The Fund could lose money if any bonds it owns are downgraded in credit rating or go into default. The degree of risk for a particular security may be reflected in its credit rating. Bonds rated at the time of purchase BBB or lower by Standard & Poor’s or, unrated, but determined to be of comparable quality by the investment manager, are subject to greater market risk and credit risk, or loss of principal and interest, than higher-rated securities.

4.	Sector Risk- If certain industry sectors or types of securities don’t perform as well as the Fund expects, the Fund’s performance could suffer.

5.	Excluded Security Risk- Because the Fund does not invest in Excluded Securities, and will divest itself securities that are subsequently discovered to be ineligible, the Fund may be riskier than other Funds that invest in a broader array of securities.

Definition of “Excluded Securities”. The Timothy Plan believes that it has a responsibility to invest in a moral and ethical manner. Accordingly, none of our Funds invest in any company that is involved in the business of alcohol production, tobacco production, or casino gambling, or which is involved, either directly or indirectly, in abortion or pornography, or promoting anti-family entertainment or alternative lifestyles. Securities issued by companies engaged in these prohibited activities are excluded from the Funds’ portfolios and are referred to as “Excluded Securities.” Under a zero-tolerance policy, Excluded Securities will not be purchased by any of our Funds. TPL is responsible for determining those securities that are Excluded Securities, and reserves the right to exclude investments, in its best judgment, in other companies whose practices may not fall within the exclusions described above, but nevertheless could be found offensive to basic, traditional Judeo-Christian values. Further, if a company whose securities are being held by one of our Funds is discovered to be engaging in a prohibited practice, that security will immediately be sold.

Timothy Plan International Fund

Investment objective

Long-term growth of capital.

Primary investment strategies

*	Normally investing at least 80% of the Fund’s total assets in the common stock and similar securities of foreign companies through the purchase of American Depository Receipts (ADR’s);

*	Investing in ADR’s without regard to market capitalizations;

*	Investing its assets in the ADR’s of companies which the Fund’s investment manager believes show a high probability for superior growth; and

*	Allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole.

American Depository Receipts (ADR’s)

ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. The Fund may purchase ADRs whether they are “sponsored” or “unsponsored”. “Sponsored” ADRs are issued jointly by the issuer of the underlying security and a depository. “Unsponsored” ADRs are issued without participation of the issuer of the deposited security. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect to the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR. ADRs may result in a withholding tax by the foreign country of source, which will have the effect of reducing the income distributable to shareholders.

Primary risks

1.	General Risk- As with most other mutual funds, you can lose money by investing in this Fund. Share prices fluctuate from day to day, and when you sell your shares, they may be worth less than you paid for them.

2.	Stock Market Risk- The Fund is an equity fund, so it is subject to the risks inherent in the stock market in general. The stock market is cyclical, with prices generally rising and falling over periods of time. Some of these price cycles can be pronounced and last for a long time.

3.	Foreign Risk- The Fund’s investments in foreign securities may experience more rapid and extreme changes in value than funds with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a smaller number of industries. Foreign issuers are not subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Fund’s investments in a foreign country.

4.	Issuer- Specific Changes- The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

5.	Currency Risk- Because the securities represented by ADR’s are foreign stocks denominated in non-U.S. currency, there is a risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the Fund’s investments in foreign securities.

6.	Larger Company Investing Risk- Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Also, larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

7.	Smaller Company Investing Risk- Investing in smaller companies often involves greater risk than investing in larger companies. Smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. The securities of smaller companies, therefore, tend to be more volatile than the securities of larger, more established companies. Smaller company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if a Fund wants to sell a large quantity of a small-sized company’s stock, it may have to sell at a lower price than would otherwise be indicated, or it may have to sell in smaller than desired quantities over an increased time period.

(8)	Excluded Security Risk- Because the Fund does not invest in Excluded Securities, and will divest itself securities that are subsequently discovered to be ineligible, the Fund may be riskier than other Funds that invest in a broader array of securities.

(9)	Growth Risks- The Fund invests in companies that appear to be growth-oriented companies. Growth companies are companies that the Fund’s investment manager believes will have revenue and earnings that grow faster than the economy as a whole, offering above-average prospects for capital appreciation and little or no emphasis on dividend income. If the investment manager’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

(10)	Portfolio Turnover- The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Fund may experience high portfolio turnover. Increased portfolio turnover may result in higher costs for brokerage commissions and other transaction costs and may also result in taxable capital gains.

Board Considerations

On February 23, 2007, the Fund’s Board of Trustees held a regular Quarterly meeting to consider, among its stated business, the new Traditional Funds proposed to be created and the alteration of the Fund’s asset allocation model to include those funds.

During its deliberations, the Board heard a presentation by representatives of UBS PRIME Consultant and TPL relating to the new funds and the Fund. The Board discussed the potential benefits and costs associated with the proposals, and considered material relating to each.

Based on the Board’s review and UBS and TPL’s recommendation, the Board unanimously voted to approve both the addition of the two new Traditional Funds and the alteration of the asset allocation model for the Fund and to seek shareholder approval of the asset allocation model changes.

Financial Effect on the Fund

If you and your fellow shareholders approve the Fund’s proposed asset allocation model amendment, the fees paid by shareholders of the Fund will remain exactly the same. However, you should be aware that if you approve the Proposal, shares of underlying Traditional Funds in the Fund will be sold in order to allow for the re-allocation, and there may be adverse tax consequences resulting from the re-allocation, specifically, the incurring of capital gains.

If the Fund’s shareholders do not approve this Proposal, the Trust will consider other alternatives.

Board Recommendation

The Fund’s Board of Trustees , including the independent Trustees,

unanimously recommends that you vote “For” the Proposal.

OTHER INFORMATION

UNDERWRITER

Timothy Partners, Ltd. (“TPL”) 1055 Maitland Center Commons, Maitland, FL 32751, in addition to serving as investment adviser to the Fund, also serves as principal underwriter to the Trust’s shares. TPL is a broker/dealer registered as such with the Securities and Exchange Commission and is a member in good standing of the National Association of Securities Dealers.

TPL is not directly compensated by the Trust for its distribution services. However, TPL generally retains dealer concessions on sales of Class A Fund shares as set forth in the Trust’s prospectus and may retain some or all of the fees paid by the Fund’s pursuant to 12b-1 Plans of Distribution. With respect to Class A shares, TPL may pay some or all of the dealer concession to selling brokers and dealers from time to time, at its discretion. A broker or dealer who receives more than 90% of a selling commission may be considered an “underwriter” under federal law. With respect to both Class A and Class B shares, TPL may pay some or all of the collected 12b-1 fees to selling brokers and dealers from time to time, at its discretion

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTING

Unified Fund Services, Inc., 431 N. Pennsylvania Avenue, Indianapolis, IN 46204, provides administrative, transfer agent, and accounting services to the Fund pursuant to a written agreement with the Trust, dated December 1, 2006.

PROPOSALS OF SHAREHOLDERS

As a Delaware Business Trust, the Trust is not required to hold annual shareholder meetings, but will hold special meetings as required or deemed desirable. Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next shareholders meeting cannot be provided. Any shareholder proposal that may properly be included in the proxy solicitation material for a special shareholder meeting must be received by the Trust no later than four months prior to the date when proxy statements are mailed to shareholders.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board is not aware of any matters that will be presented for action at the meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust.

FINANCIAL STATEMENTS

The financial statements for each Fund and the Trust are incorporated herein by reference to the Trust’s unaudited semi-annual financial report, dated June 30, 2006, and the Trust’s audited annual financial report, dated December 31, 2006.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

EXHIBIT A

TOTAL OUTSTANDING SHARES

OF THE FUND

As of March 12, 2007

1,224,218.030

HOLDERS OF MORE THAN

5% OF THE FUND’S SHARES

As of March 12, 2007

Name & Address of Shareholder	No. of Shares	% of Total Fund Shares
Annuity Investors Life Insurance Company, FBO Client Accts. PO Box 5423 Cincinnati, OH 45201-5423	629,227.081	51.40%

AUL American Individual Variable One America Square PO Box 1995 Indianapolis, IN 46202	594,990.949	48.60%

Timothy Plan Officer/Director Ownership of Fund Shares

As of March 12, 2007

Name	Dollar Range of Shares Owned in Individual Funds	Dollar Range of Shares Owned, All Funds
Arthur D. Ally, Interested Trustee, President, Treasurer

Small Cap Value- $1 to $10,000

Large Mid Cap Value- $1 to $10,000

Fixed Income- $1 to $10,000

Conservative Growth- $1 to $10,000

Strategic Growth- $1 to $10,000

Aggressive Growth- $1 to $10,000

Large Mid Growth- $1 to $10,000

$1 to $10,000

Joseph Boatwright, Interested Trustee, Secretary

Small Cap Value- $50,001 to $100,000

Large Mid Cap Value- $50,001 to $100,000

Strategic Growth- Over $100,000

Conservative Growth- $50,001 to $100,000

Fixed Income- $50,001 to $100,000

Money Market Fund- $1 to $10,000

Over $100,000

Mathew Staver, Interested Trustee	Small Cap Value A $50,001 to $100,000 Strategic Growth A $1 to $10,000 Small Cap B $1 to $10,000	$50,001 to $100,000

Charles Nelson, Independent Trustee	None	None

Wesley Pennington, Independent Trustee	Small Cap Value- $10,001 to $50,000 Large Mid Cap Value- $10,001 to $50,000	$10,001 to $50,000

Scott Preissler, Independent Trustee	None	None

Alan Ross, Independent Trustee	None	None

Kathryn T. Martinez, Independent Trustee	None	None

Richard W. Copeland, Independent Trustee	None	None

William W. Johnson, Independent Trustee	None	None

John C. Mulder, Independent Trustee	**Conservative Growth- $10,001 to $50,000 **Fixed Income- $10,001 to $50,000 **Trustee on account	$10,001 to $50,000

David J. Tolliver, Independent Trustee	Small Cap Value- $10,001 to $50,000	$10,001 to $50,000

BALLOT

TIMOTHY PLAN STRATEGIC GROWTH PORTFOLIO VARIABLE SERIES SHAREHOLDERS ONLY!

Proposal # 1.	Approve the new asset allocation strategy for the Timothy Plan Strategic Growth Portfolio, Variable Series, which includes the addition of two newly created Timothy Plan Funds and a restructuring of allocation percentages

For	Against	Abstain
☐	☐	☐

Signature(s)

All registered owners of account shown to the left must sign. If signing for a corporation, estate or trust, please indicate your capacity or title.

X
Signature	Date

X
Signature	Date

PLEASE VOTE TODAY!

Please vote all issues shown on your ballot.

Please vote on each issue using blue or black ink to mark an X in one of the three boxes provided on each ballot. On all Items, mark — For, Against or Abstain. Then sign, date and return your ballot in the accompanying postage-paid envelope. All registered owners of an account, as shown in the address on the ballot, must sign the ballot. If you are signing for a corporation, trust or estate, please indicate your title or position.

THANK YOU FOR MAILING YOUR BALLOT PROMPTLY!

Your vote is needed! Please vote on the reverse side of this form and sign in the space provided. Return your completed proxy in the enclosed envelope today.

You may receive additional proxy cards for your other accounts with the Trust. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to help save the cost of additional mailings.

The signers of this proxy hereby appoint Tara Pierson and Terry Covert, and each of them, attorneys and proxies, with power of substitution in each, to vote all shares for the signers at the special meeting of shareholders to be held April 16, 2007, and at any adjournments thereof, as specified herein, and in accordance with their best judgment, on any other business that may properly come before this meeting.

Your shares will be voted in accordance with your designations on this proxy. If no specification is made herein, all shares will be voted “FOR” the proposals set forth on this proxy. The proxy is solicited by the Board of Trustees of the Trust which recommends a vote “FOR” each Proposal.